Questions & Answers

DWS Advisor Funds—DWS International Equity Fund

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for DWS funds, has initiated a program to reorganize and merge selected funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge DWS International Equity Fund (“International Equity Fund”), a series of DWS Advisor Funds, into DWS International Fund (“International Fund”), a series of DWS International Fund, Inc.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my Fund?

A This merger is intended to streamline the lineup of DWS funds, which DeAM believes may help to enhance the performance and increase the efficiency of the DWS funds’ operations. The merger may result in greater cost efficiencies and the potential for greater economies of scale, since the costs of operating the combined fund are expected to be shared across a larger asset base.

Q&A continued

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, International Equity Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after a merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains or losses as a result of the normal operations of International Equity Fund, regardless of whether the transaction occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of International Fund, which probably will be different from the net asset value per share of International Equity Fund.

Q When would the merger take place?

A If approved, the merger would occur on or about June 11, 2007 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and number of shares owned.

Q Will any Fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No, DeAM will bear the costs.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q Will I be able to continue to track my Fund’s performance in the newspaper, on the Internet or through the voice response system?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc. your fund’s proxy solicitor, at 1-866-774-4940.

DWS ADVISOR FUNDS—DWS INTERNATIONAL EQUITY FUND

A Message from the Fund’s President

January 31, 2007

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in DWS International Equity Fund (“International Equity Fund”), a series of DWS Advisor Funds. While you are, of course, welcome to join us at your fund’s special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matters:

PROPOSAL:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS International Equity Fund, a series of DWS Advisor Funds, to DWS International Fund (“International Fund”), a series of DWS International Fund, Inc., in exchange for shares of International Fund and the assumption by International Fund of all liabilities of International Equity Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of International Equity Fund.

The proposed merger is the product of an initiative to reorganize and merge duplicative funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund shareholders, this program will enable Deutsche Asset Management to:

•	Eliminate redundancies within the DWS fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meets investor needs.

In determining to recommend approval of the merger, the Trustees of International Equity Fund conducted a thorough review of the potential implications of the merger and concluded that the participation of International Equity Fund in the proposed merger would be in the best interests of International Equity Fund and would not dilute the interests of International Equity Fund’s existing shareholders. If the proposed merger is approved, the Board expects that the merger will take effect June 11, 2007.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issues for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on International Equity Fund and International Fund, the specific proposal being considered at the shareholder meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the special meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., International Equity Fund’s proxy solicitor, at 1-866-774-4940, or contact your financial advisor. Thank you for your continued support of DWS Scudder.

Sincerely yours,

Michael Clark

President

DWS Advisor Funds

DWS ADVISOR FUNDS—DWS INTERNATIONAL EQUITY FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of DWS International Equity Fund (“International Equity”), a series of DWS Advisor Funds:

A Special Meeting of Shareholders of International Equity will be held April 18, 2007 at 4 p.m. Eastern time, at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

PROPOSAL:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS International Equity Fund, a series of DWS Advisor Funds, to DWS International Fund (“International Fund”), a series of DWS International Fund, Inc., in exchange for shares of International Fund and the assumption by International Fund of all liabilities of International Equity, and the distribution of such shares, on a tax-free basis, to the shareholders of International Equity.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of International Equity at the close of business on January 19, 2007 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

International Equity operates as a feeder fund in a master-feeder fund arrangement and seeks to achieve its investment objective by investing all of its investable assets in a corresponding master fund, International Equity Portfolio (the “Portfolio”), which has the same investment objective and policies. The Portfolio is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. Pursuant to applicable legal requirements, the voting rights of International Equity with respect to the Portfolio interests that it holds must be passed through to the fund’s own shareholders.

The chairman of the Meeting may adjourn the Meeting without notice with respect to the proposal to be considered at a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

By order of the Board of Trustees

John Millette

Secretary of DWS Advisor Funds

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on each proposal applicable to your fund. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. You may receive more than one proxy card because several shareholder special meetings are being held in connection with this proxy statement. If so, please return each one. If you have any questions, please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-774-4940) or contact your financial advisor.

January 31, 2007

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Both parties should sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS INTERNATIONAL EQUITY FUND, A SERIES OF DWS ADVISOR FUNDS

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on the important issue relating to your fund. If you complete and sign the proxy card (or tell us how you want to vote by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy card, we’ll vote it in accordance with the Trustees’ recommendations on pages 11 and 24.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations. We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-774-4940) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

January 24, 2007

Acquisition of the assets of:	By and in exchange for shares of:

DWS International Equity Fund (“International Equity”)	DWS International Fund (“International Fund”)
a series of DWS Advisor Funds	a series of DWS International Fund, Inc.

345 Park Avenue	345 Park Avenue
New York, NY 10154	New York, NY 10154
(800) 621-1048 (Class A, B and C shares)	(800) 621-1048 (Class A, B and C shares)
(800) 728-3337 (Class S shares)	(800) 728-3337 (Class S shares)

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of International Equity into International Fund. The Board of Trustees of DWS Advisor Funds (“Advisor Funds”) has called a Special Meeting of Shareholders, to be held at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154, on April 18, 2007, at 4 p.m. (Eastern time), and at any and all adjournments and postponements thereof (the “Meeting”), at which shareholders will be asked to consider the merger proposal. International Equity and International Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of International Equity will receive a number of full and fractional shares of the corresponding class of International Fund equal in value as of the Valuation Time (as defined below on page 24) to the total value of such shareholder’s International Equity shares.

This Prospectus/Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”) are first being mailed to shareholders on or about January 31, 2007. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

International Equity, a series of DWS Advisor Funds (“International Equity” or the “Fund”), operates as a feeder fund in a master feeder fund arrangement with DWS International Equity Portfolio (the “Portfolio”), which has the same investment objectives and policies. The Fund seeks to achieve its investment objectives by investing all its investable assets in the Portfolio. The Portfolio invests directly in investment securities and other investments. The Portfolio in which the Fund invests is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. If the merger is approved, the Portfolio will be collapsed into International Equity and International Equity will be merged into International Fund.

You should note that the Board has approved the merger of DWS Pacific Opportunities Equity Fund, also a series of DWS International Fund, Inc., into DWS International Fund. The completion of this transaction remains subject to shareholder approval, among other conditions. The effects of this additional potential merger are not reflected in this Prospectus/Proxy Statement.

Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to master feeder arrangements, International Equity’s voting

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rights with respect to the shares that it holds must be passed through to the Fund’s own shareholders. Your vote and the vote of other shareholders of the Fund determine how International Equity will vote on the merger proposal affecting the Portfolio. For simplicity, actions are described in this Prospectus/Proxy Statement as taken by International Equity, although all actions are actually taken by DWS Advisor Funds of which International Equity is a series on behalf of the Fund. Some actions described as taken by or with respect to International Equity are actually actions to be taken by the Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of International Fund, dated December 1, 2006, as supplemented from time to time, relating to Class A, Class B and Class C shares, a copy of which is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of International Fund, dated December 1, 2006, as supplemented from time to time, relating to Class S shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of International Equity, dated March 1, 2006, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(iv)	the prospectus of International Equity, dated March 1, 2006, as supplemented from time to time, relating to Class S shares;

(v)	the statement of additional information of International Equity, dated March 1, 2006, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(vi)	the statement of additional information of International Equity, dated March 1, 2006, as supplemented from time to time, relating to Class S shares;

(vii)	the statement of additional information relating to the proposed merger, dated January 24, 2007 (the “Merger SAI”); and

(viii)	the financial statements of International Equity and the Portfolio and related reports of independent registered public accounting firm included in each of International Equity’s and the Portfolio’s Annual Reports to Shareholders for the fiscal year ended October 31, 2006;

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting your financial advisor or by calling the corresponding Fund at the phone number that applies to your Class of shares: 1-800-621-1048 (Class A, B and C shares) or 1-800-728-3337 (Class S shares).

Like shares of International Equity, shares of International Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not

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insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the Proposal. Much of the information is required disclosure under rules of the SEC. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., the proxy solicitor for International Equity, at 1-866-774-4940, or contact your financial advisor.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith file reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street N.E., Washington, D.C. 20549. You may call the SEC at 1-202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of Trustees of International Equity is recommending that the shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and a form of which is attached hereto as Exhibit A), which we refer to as a merger of International Equity with and into International Fund. For purposes of Proposal, each of International Equity and International Fund is referred to as a “Fund” and together as the “Funds.”

If approved by shareholders, all of the assets of International Equity will be transferred to International Fund solely in exchange for (a) the issuance and delivery to International Equity of Class A, Class B, Class C and Class S shares of International Fund (“Merger Shares”) with a value equal to the value of International Equity’s assets net of liabilities, and (b) the assumption by International Fund of all liabilities of International Equity. Immediately following the transfer, the appropriate class of Merger Shares received by International Equity will be distributed pro rata, on a tax-free basis, to each of its shareholders of record.

2.	What will happen to my shares of International Equity as a result of the merger?

Your shares of International Equity will, in effect, be exchanged on a tax-free basis for shares of the same class of International Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page 24).

3.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of International Fund you receive will equal the total value of the shares of International Equity that you hold at the Valuation Time (as defined below on page 24). Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

4.	Why is the merger being proposed and has the Board of Trustees of International Equity recommended that I approve the merger?

The Trustees considered the following factors, among others, in determining to recommend that shareholders of International Equity approve the merger:

•	The merger offers shareholders of International Equity the opportunity to invest in a larger combined fund with similar investment strategies;

•	The fees and operating expense ratios of International Equity and International Fund, including a comparison between the expenses of International Equity and

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the estimated operating expense ratios of the combined fund, and in particular, noted that the total operating expense ratios of Class A, Class C and Class S shares of the combined fund were expected to be lower than the total operating expenses ratios of the corresponding classes of International Equity; and that Deutsche Investment Management Americas, Inc. (“DIMA”) has agreed to contractually cap the total operating expense ratio of Class B shares of the combined fund at a level equal to the current contractual cap for Class B shares of International Equity through September 30, 2007; and

•	DeAM agreed to pay all costs associated with the merger.

The Board of Trustees of International Equity has concluded that: (1) the merger is in the best interests of International Equity, and (2) the interests of the existing shareholders of International Equity will not be diluted as a result of the merger. Accordingly, the Board of Trustees of International Equity unanimously recommends approval of the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

5.	How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the Funds have similar investment objectives and are managed by the same portfolio manager. International Fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign equities (equities issued by foreign-based companies and listed on foreign exchanges). International Equity seeks long-term capital appreciation. International Equity, unlike International Fund, is a feeder fund in a master/feeder arrangement, and pursues its investment objective by investing substantially all of its assets in a master portfolio, the Portfolio, a separate mutual fund which has the same objective and policies as International Equity. Although International Fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). Under normal circumstances, the Portfolio invests at least 80% of its assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE)® Index, plus Canada. While the Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa, it would not typically hold more than 15% of its net assets in emerging markets. Additionally, International Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions, whereas the Portfolio may only lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of International Equity (as reflect in the Portfolio) and International Fund as of August 31, 2006, and of International Fund on a pro forma combined basis, giving effect to the proposed merger:

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Portfolio Composition

(as a % of Fund)

(excludes cash equivalents)

Country	International Equity	International Fund	International Fund – Pro Forma Combined(1)
Europe (excluding the United Kingdom)	49%	50%	50%
Japan	20%	20%	20%
United Kingdom	18%	19%	18%
Emerging Markets	5%	5%	5%
Pacific Basin (excluding Japan)	3%	3%	3%
North America	—	—	—
Other	5%	3%	4%

	100%	100%	100%

(1)	Reflects DeAM’s estimation of the portfolio composition of International Fund subsequent to the merger. There can be no assurance as to the actual portfolio composition of International Fund subsequent to the merger.

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6.	How do the management fees and operating expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the 12-month period ended August 31, 2006, and the pro forma estimated expense ratios of International Fund assuming consummation of the merger as of that date. The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger. As shown below, the merger is expected to result in lower total operating expense ratios for shareholders of Class A, Class C and Class S of International Equity. DeAM has agreed to cap the total operating expense ratio of Class B of the combined fund at a level equal to the existing contractual cap for Class B of International Equity until September 30, 2007. There can be no assurance that the merger will result in expense savings.

Shareholder Fees

(fees that are paid directly from your investment)

	Class A		Class B		Class C		Class S
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)
International Equity	5.75%		None		None		None
International Fund	5.75%		None		None		None
Maximum Contingent Deferred Sales Charge (Load)
(as a percentage of redemption proceeds)
International Equity	None	(1)	4.00%		1.00%		None
International Fund	None	(1)	4.00%		1.00%		None
Redemption Fee
(as a percentage of total redemption proceeds)
International Equity	2.00	%(2)	2.00	%(2)	2.00	%(2)	2.00	%(2)
International Fund	2.00	%(2)	2.00	%(2)	2.00	%(2)	2.00	%(2)

(1)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months following purchase and 0.50% if redeemed within the next six months following purchase. Please see the applicable Fund’s prospectus for more details.
(2)	Each Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange).

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fee		Distribution/ Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimburse- ments		Net Annual Fund Operating Expenses (after Waiver)
International Equity
Class A	0.80	%(1)	0.25%	0.81%		1.86%		0.26	%(4)(7)	1.60	%(7)
Class B	0.80	%(1)	1.00%	0.81%		2.61%		0.26	%(4)(7)	2.35	%(7)
Class C	0.80	%(1)	1.00%	0.81%		2.61%		0.26	%(4)(7)	2.35	%(7)
Class S	0.80	%(1)	0.00%	0.81%		1.61%		0.11	%(4)(7)	1.50%
International Fund
Class A	0.69	%(2)(3)	0.24%	0.40	%(2)	1.33%		—		1.33%
Class B	0.69	%(2)(3)	1.00%	0.62	%(2)	2.31%		—		2.31%
Class C	0.69	%(2)(3)	0.99%	0.47	%(2)	2.15%		—		2.15%
Class S(4)	0.69	%(2)(3)	0.00%	0.29	%(2)	0.98%		—		0.98%
International Fund (pro forma combined)
Class A	0.67	%(3)	0.24%	0.40%		1.31	%(6)	—		1.31%
Class B	0.67	%(3)	1.00%	0.62%		2.29	%(6)	(5)		2.29%
Class C	0.67	%(3)	0.99%	0.47%		2.13	%(6)	—		2.13%
Class S	0.67	%(3)	0.00%	0.29%		0.96	%(6)	(5)		0.96%

(1)	Management fee includes 0.65% for investment advisory services and 0.15% paid to DIMA for administrative services pursuant to an administrative services agreement.
(2)	Restated on an annualized basis to reflect approved fee changes effective June 1, 2006.
(3)	Prior to the merger, the management fee includes 0.59% for investment advisory services and 0.10% paid to DIMA for administrative and accounting services pursuant to an administrative services agreement. Upon completion of the merger, the anticipated management fee (pro forma combined) includes 0.57% for investment advisory services and 0.10% paid to DIMA for administrative and accounting services pursuant to an administrative services agreement.
(4)	Through June 11, 2007, the investment adviser and the administrator of International Equity have each contractually agreed to waive their fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses of Class A, Class B, Class C and Class S shares at 1.60%, 2.35%, 2.35% and 1.50% of average daily net assets, respectively, excluding extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.
(5)	Contingent upon completion of the merger, through September 30, 2007, the investment adviser of International Fund has contractually agreed to waive all or a portion of its management fee and/or to reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 2.35% and 1.00% for Class B and Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.
(6)	Other expenses are estimated, accounting for the effect of the merger.
(7)	At present, DIMA maintains a voluntary cap to waive its fees and/or reimburse the Fund’s total operating expenses of Class A, Class B and Class C at 1.50%, 2.25% and 2.25%, respectively, excluding extraordinary expenses. DIMA may terminate this waiver at any time.

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The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DIMA expects the combined fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
International Equity
Class A(1)	$728	$1,102	$1,500	$2,609
Class B(1)(2)	$638	$1,087	$1,562	$2,575
Class B(1)(3)	$238	$787	$1,362	$2,575
Class C(2)	$338	$787	$1,362	$2,925
Class C(3)	$238	$787	$1,362	$2,925
Class S	$153	$497	$866	$1,902
International Fund
Class A	$703	$972	$1,262	$2,084
Class B(2)	$634	$1,021	$1,435	$2,174
Class B(3)	$234	$721	$1,235	$2,174
Class C(2)	$318	$673	$1,154	$2,483
Class C(3)	$218	$673	$1,154	$2,483
Class S	$100	$312	$542	$1,201
International Fund (pro forma combined)
Class A	$701	$966	$1,252	$2,063
Class B(2)	$632	$1,015	$1,425	$2,153
Class B(3)	$232	$715	$1,225	$2,153
Class C(2)	$316	$667	$1,144	$2,462
Class C(3)	$216	$667	$1,144	$2,462
Class S	$98	$306	$531	$1,178

(1)	Includes one year of capped expenses in each period.
(2)	Assuming you sold your shares at the end of each period.
(3)	Assuming you kept your shares.

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The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of August 31, 2006, International Equity and International Fund had net assets of $320,395,122 and $1,690,495,180, respectively.

International Equity		International Fund (Pre-Merger)		International Fund (Post-Merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee(1)	Average Daily Net Assets	Management Fee(1)
All asset levels	0.65%	First $6.0 billion	0.590%	First $2.5 billion	0.565%
		Next $1.0 billion	0.540%	Next $2.5 billion	0.545%
		Amount Over $7 billion	0.515%	Next $5.0 billion	0.525%
				Next $5.0 billion	0.515%
				Amount Over $15.0 billion	0.465%

(1)	In addition to the management fee shown in the table above, International Fund pays a flat fee of 0.10% of its average daily net assets for administrative and accounting services pursuant to its administrative services agreement. The management fee payable by International Equity pursuant to its investment management agreement compensates DIMA for both investment advisory and administrative services.

5.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by International Equity or its shareholders as a direct result of the merger. Some of the portfolio assets of International Equity may be sold in connection with the merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and International Equity basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to International Equity shareholders as capital gain dividends (to the extent of net realized short-term gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

6.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

7.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical.

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8.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of International Equity.

10.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the holders of a majority of the outstanding voting securities of International Equity as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) as (a) 67% or more of the voting securities of International Equity present at the Meeting, if the holders of more than 50% of the outstanding voting securities of International Equity are present or represented by Proxy; or (b) more than 50% of the outstanding voting securities of International Equity, whichever is less (a “1940 Act Majority”).

The Board of Trustees of International Equity believes that the proposed merger is in the best interest of International Equity. Accordingly, the Board of Trustees unanimously recommends that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of International Fund and how do they compare with those of International Equity?

Investment Objectives and Strategies.    The Funds have similar investment objectives. International Fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign countries (equities issued by foreign-based companies and listed on foreign exchanges). International Equity seeks long-term capital appreciation. International Equity, unlike International Fund, is a feeder fund in a master/feeder arrangement, and pursues its investment objective by investing substantially all of its assets in a master portfolio (the “Portfolio”). Although International Fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). Under normal circumstances, the Portfolio invests at least 80% of total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE® Index, plus Canada. While the Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa, it would not typically hold more than 15% of its net assets in emerging markets.

In addition both Funds are managed by the same portfolio manager. For the International Fund, the portfolio manager uses a combination of two analytical disciplines: bottom-up research and top-down analysis. For the International Fund, he uses bottom-up research where he looks for individual companies with a history of

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above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors. Additionally, he conducts a top-down analysis in which he considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment. The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented. The International Fund will normally sell a stock when the portfolio manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

The Portfolio employs a strategy of growth at a reasonable price. The portfolio manager seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increased rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the portfolio manager of the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. The portfolio manager draws on the insight of experts from a range of financial disciplines—regional stock market specialists, global industry specialists, economists and quantitative analysts.

In addition, the Portfolio may invest in various types of derivative instruments to increase or decrease exposure to a particular asset class, securities market, index or currency. Similarly, International Fund may invest in certain types of derivatives, although this is not one of its principal investment strategies. The Portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. International Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Portfolio is a diversified open-end management investment company, and International Fund is a diversified series of an open-end management investment company, meaning that each may not, with certain exceptions, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Also, the Portfolio, like International Fund, will not invest more than 25% of its total assets in any one industry.

For a more detailed description of the investment techniques used by International Fund and International Equity, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in International Fund. Certain risks associated with an investment in International Fund are summarized below. Subject to limited exceptions, the risks of an investment in International Fund are substantially similar to the risks of an investment in International Equity. The table below indicates the principal risks to which each Fund is subject. However, other factors may impact the value of securities held by a Fund, cause you to lose money or cause a Fund’s performance to trail that of other investments.

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International Fund could be subject to additional principal risks because the types of investments it makes can change over time. More detailed descriptions of the risks associated with an investment in International Fund can be found in the current prospectus and statement of additional information for International Fund.

Stock Market Risk.    As with most stock funds, the most important factor with International Fund is how stock markets perform, both in the U.S. and abroad. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments a Fund makes, and a Fund may not be able to get attractive prices for them.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in a Fund will decline in value. To minimize this risk, the portfolio manager monitors each of the stocks in a Fund according to three basic quantitative criteria. He subjects a stock to intensive review if:

•	its rate of price appreciation begins to trail that of its national stock index;

•	the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock’s future earnings; or

•	the stock’s price approaches the downside target the managers set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, the portfolio manager seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in his view, it merely reflects investor overreaction to temporary circumstances.

Foreign Investment Risk.    Foreign markets involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies.

•

Liquidity Risk.    Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of

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securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

•	Currency Risk. The Fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the U.S.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the Fund. In addition, special U.S. tax considerations may apply to the Fund’s foreign investments.

Emerging Markets Risk.    All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if International Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Securities Lending Risk.    Any loss in the market price of securities loaned by International Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by International Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

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Other risk factors that could affect each Fund’s performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements.

Derivative Risk.    Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

•	the derivative may not fully offset the underlying positions;

•	the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

•	the possibility a Fund cannot sell the derivative because of an illiquid secondary market; and

•	the risk that the derivatives transaction could expose a Fund to the effect of leverage, which could increase a Fund’s exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

International Fund may invest in certain types of derivatives and denotes derivative risk as a secondary risk of investing in the Fund.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of each Fund’s Class S shares. The bar charts do not reflect sales loads; if they did, total returns would be lower than those shown. The table following the charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a Fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of each Fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The performance figures for each class of International Fund before August 2, 1999 (inception date of Class A, formerly, Class R) and December 29, 2000 (inception date of Classes B and C) are based on the historical performance of the Fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B or C. Because the inception date for Class A, B and C of International Equity was June 29, 2001, the performance figures for each such class of International Equity before that date are based on the historical performance of the Fund’s original share class (Class S) adjusted to reflect the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B or C. The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not an indication of future performance.

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Calendar Year Total Returns (%)

International Fund

Annual Total Returns (%) as of 12/31 each year	Class S

For the periods included in the bar chart:

Best Quarter: 30.46%, Q4, 1999                 Worst Quarter: –19.37%, Q3, 2002

International Equity

Annual Total Returns (%) as of 12/31 each year	Class S

For the periods included in the bar chart:

Best Quarter: 32.05%, Q4, 1999                 Worst Quarter: –19.31%, Q3, 2002

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Average Annual Total Returns (%)

(for periods ending 12/31/06)

	Past 1 year	Past 5 years	Past 10 years
International Fund
Class S (Return before Taxes)	26.15	12.89	8.15
Class S (Return after Taxes on Distributions)	25.40	12.69	7.14
Class S (Return after Taxes on Distributions and Sale of Fund Shares)	17.56	11.34	6.82
Class A (Return before Taxes)	18.53	11.21	7.18
Class B (Return before Taxes)	21.51	11.38	6.91
Class C (Return before Taxes)	24.79	11.60	6.97
Index* (reflects no deductions for fees, expenses or taxes)	26.34	14.98	7.71

International Equity
Class S (Return before Taxes)	25.68	12.56	7.27
Class S (Return after Taxes on Distributions)	25.00	12.49	7.12
Class S (Return after Taxes on Distributions and Sale of Fund Shares)	17.12	11.11	6.41
Class A (Return before Taxes)	18.50	11.29	6.66
Class B (Return before Taxes)	21.77	11.59	6.46
Class C (Return before Taxes)	24.96	11.76	6.49
Index* (reflects no deductions for fees, expenses or taxes)	26.34	14.98	7.71

*	Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or your Fund (1-800-621-1048 for Class A, B and C shares or 1-800-728-3337 for Class S shares) or visit the DWS Funds website at www.dws-scudder.com.

The table shows returns on a before-tax and after tax-basis. After-tax returns are estimates based on the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns are shown for Class A shares of each Fund only and will vary for Class B, Class C and Class S shares. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

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III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Manager.    DIMA is the investment advisor for International Fund, the Portfolio and International Equity. The advisor makes investment decisions for each Fund, buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Each advisor is a part of Deutsche Asset Management (“DeAM”) and is an indirect wholly owned subsidiary of Deutsche Bank AG. DeAM is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DIMA is located at 345 Park Avenue, New York, NY 10154.

Matthias Knerr, CFA, is a director of DeAM and the portfolio manager of each Fund. Mr. Knerr joined each Fund in 2004 and joined DeAM in 1995.

Distribution and Service Fees.    Pursuant to a separate Underwriting Agreement and separate Distribution Services Agreements, DWS-SDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DIMA, is the principal underwriter or distributor for the Class A, Class B, Class C and Class S shares of both International Fund and International Equity, and acts as agent of each Fund in the continuous offering of such shares.

Each Fund has adopted distribution plans on behalf of its Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”). Pursuant to its Rule 12b-1 Plans, International Equity’s Class B shares have a distribution fee of 0.75%. Pursuant to its Rule 12b-1 Plans, International Fund’s Class B shares have a distribution fee of 0.75%. Pursuant to its Rule 12b-1 Plans, International Equity’s Class C shares have a distribution fee of 1.00%. Pursuant to its Rule 12b-1 Plans, International Fund’s Class C shares have a distribution fee of 1.00%. Each Fund also has a service agreement (the “Services Agreement”) with SDI. Pursuant to the Services Agreement and Rule 12b-1 Plans, respectively, SDI receives a shareholder servicing fee of up to 0.25% per year with respect to the Class A and Class B shares of each Fund. SDI uses the fee to compensate service organizations whose customers invest in Class A or Class B shares of a Fund for providing certain personal, account, administrative and shareholder liaison services, and may retain any portion of the fee not paid to such firms to compensate itself for shareholder or administrative functions performed for the Fund. All amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares. Because these fees are paid out of the applicable Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. The International Fund 12b-1 Plan and shareholder services fee structure will remain in effect following the merger. The Funds’ Class S shares do not have a distribution fee.

Directors and Officers.    The Directors of DWS International Fund, Inc. (of which International Fund is a series) are the same as the Trustees of DWS Advisor Funds. As more fully described in the statement of additional information for International Fund, which is available upon request, the following individuals comprise the Board of

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Directors of DWS International Fund, Inc.: Dawn-Marie Driscoll (Chair), Henry P. Becton, Jr., Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., Axel Schwarzer, William N. Searcy, Jr., Jean Gleason Stromberg, and Carl W. Vogt. In addition the officers of DWS International Fund, Inc. are the same as those of DWS Advisor Funds. The officers of DWS International Fund are Michael G. Clark, President, John Millette, Vice President and Secretary, Paul H. Schubert, Chief Financial Officer and Treasurer, Patricia DeFilippis, Assistant Secretary, Elisa D. Metzger, Assistant Secretary, Caroline Pearson, Assistant Secretary, Scott M. McHugh, Assistant Treasurer, Kathleen Sullivan D’Eramo, Assistant Treasurer, John Robbins, Anti-Money Laundering Compliance Officer, Robert Kloby, Chief Compliance Officer and J. Christopher Jackson, Chief Legal Officer.

Independent Registered Public Accounting Firm (“Auditor”). PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as auditor for both International Fund and International Equity.

Charter Documents.    International Fund is a series of DWS International Fund, Inc., a Maryland corporation, and is governed by Maryland law. International Equity is a series of DWS Advisor Funds, a Massachusetts business trust governed by Massachusetts law. International Fund is governed by Articles of Amendment and Restatement effective June 23, 2006, as amended from time to time, and its bylaws. International Equity is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as amended from time to time, and its bylaws. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s charter documents is provided below.

Shareholders of International Equity and International Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally. However, a separate vote will be taken by the applicable Fund or class of shares of the applicable Fund on matters affecting that particular Fund or class when so required by applicable law, and, in the case of both Funds, when the Board of Trustees/Board of Directors determines that the interests of the applicable Fund or a class of shares of the applicable Fund in the matter differ from the interests of any other series of DWS International Fund, Inc. or DWS Advisor Funds, Inc., as applicable, or any other class of the applicable Fund. For example, a change in a fundamental investment policy for International Equity would be voted upon only by shareholders of International Equity, and adoption of a distribution plan of either Fund relating to a particular class of either Fund and requiring shareholder approval would be voted upon only by shareholders of that class.

Annual meetings of the shareholders of either Fund must be called when required by the 1940 Act. Meetings of the shareholders of International Equity may be called by the Trustees, and shall be called by the Trustees for the purpose of voting upon the question of the removal of any Trustee or Trustees when requested in writing to do so by the shareholders of not less than 10% of the outstanding shares of the Fund. Meetings of shareholders of International Fund may be called by the Board of Directors or the President, and shall be called by President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

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Shareholders of each Fund have no preemptive or other right to subscribe to additional shares. Shares of each Fund are entitled to dividends as declared by Directors or Trustees, and if a Fund were liquidated, each class of shares of that Fund is entitled to receive the net assets of the Fund attributable to said class. International Equity and International Fund have the right to involuntarily redeem a shareholder’s shares at any time for any reason the Trustees or Directors, as applicable, deem appropriate subject to applicable law.

Pursuant to Maryland law, shareholders of International Fund have no personal liability for debts or obligations of the Fund or any other series of DWS International Fund, Inc. as a result of their status as shareholders. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Amended and Restated Declaration of Trust governing International Equity, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund and requires notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Amended and Restated Declaration of Trust governing International Equity provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund.

All consideration received by International Equity for the issue or sale of shares of the Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held in trust for the benefit of the Fund, subject to the rights of creditors of the Fund. All consideration received by International Fund for the issue or sale of shares of International Fund together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of DWS International Fund, Inc., subject only to the rights of creditors of International Fund, and belong irrevocably to International Fund for all purposes. The assets and liabilities and the income and expenses attributable to each class of either Fund’s shares shall be determined separately from those of each other class of such Fund’s stock.

The Declaration of Trust governing DWS Advisor Funds states that the Trust or International Equity may be terminated by the Trustees without shareholder approval by notice to shareholders or by the affirmative vote of a majority of the shares outstanding and entitled to vote. Pursuant to DWS International Fund, Inc.’s Articles of Amendment and Restatement and Maryland law, International Fund may be terminated by the Board of Directors without shareholder approval and DWS International Fund, Inc. may be terminated upon the approval of the majority of its outstanding shares.

DWS International Fund, Inc.’s Articles of Amendment and Restatement may be amended by the affirmative vote of a majority of the votes entitled to be cast on the matter. The Declaration of Trust governing International Equity specifies that shareholders shall only have the right to vote, pursuant to certain conditions set by the Amended and Restated Declaration of Trust, on the following (a) the election or removal of Trustees; (b) with respect to the termination of the Trust or a Series; (c) with respect to an amendment of the Amended and Restated Declaration of Trust that would affect their right to vote; (d) with respect to such additional matters relating to the Trust as may be

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required by law; and (e) with respect to such additional matters as the Trustees may determine to be necessary or desirable. Apart from these circumstances, the Trustees under certain circumstances, may amend the Declaration of Trust without shareholder approval by an instrument in writing executed by a majority of the Trustees. Approval of amendments to the Declaration of Trust by the shareholders requires the affirmative vote of the holders of at least sixty-six and two-thirds percent of the Shares outstanding and entitled to vote of the Trust unless in any case such action is recommended by the Trustees, in which case the affirmative vote of a majority of the outstanding voting securities of the Trust is required.

The voting powers of shareholders of each Fund with respect to the election of Directors or Trustees are similar. Except as required by the 1940 Act or as described above, the Directors of DWS International Fund, Inc. need not call meetings of the shareholders for the election or reelection of Directors, or to fill vacancies on the Board. Subject to the limits of the 1940 Act, vacancies due to an increase in the number of Directors may be filled by a vote of the majority of the entire Board of Directors and vacancies due to death, resignation, removal disqualification or any other cause may be filled by a majority vote of the remaining Directors. Subject to the limits of the 1940 Act, any Director of DWS International Fund, Inc. may be removed with or without cause by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors. When meetings of DWS International Fund, Inc. are held to elect Directors, Directors are elected by a plurality vote and there is no cumulative voting in the election of Directors. Trustees of DWS Advisor Funds may be elected, by plurality vote, at any meeting of stockholders called by the Trustees for that purpose and there is no cumulative voting in the election of Trustees. Subject to the limits of the 1940 Act, the Trustees of DWS Advisor Funds shall fill such vacancies in the Board of Trustees by appointment and the affirmative vote or consent of a majority of the Trustees. Any Trustee of DWS Advisor Funds may be removed from office (i) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, or (ii) at any special meeting of the trust by a vote of two-thirds of the outstanding shares.

The quorum for the transaction of business at a shareholder meeting of International Equity is thirty percent (30%) of the outstanding shares entitled to vote in person or by proxy; any lesser number is sufficient to adjourn the meeting, with such adjourned session to be held within a reasonable time after the date set for the original meeting, and without the necessity of further notice. The quorum for a shareholder meeting of International Fund is the presence in person or by proxy of the holders of one-third of the shares of stock of International Fund entitled to vote at the meeting; shareholder meetings may be adjourned without notice other than announcement at the meeting at which the adjournment is taken, and the meeting may not be adjourned to a date more than 120 days after the original record date without further notice of the adjourned meeting date.

The foregoing is a general summary of certain provisions of the Articles of Amendment and Restatement and bylaws governing International Fund and the Amended and Restated Declaration of Trust and bylaws governing International Equity. It is qualified in its entirety by reference to the charter documents themselves.

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IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of International Equity are being asked to approve a merger between International Equity and International Fund pursuant to an Agreement and Plan of Reorganization between the Funds, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of International Equity to International Fund in exchange for the assumption by International Fund of all of the liabilities of International Equity and for the issuance and delivery to International Equity of Merger Shares equal in aggregate value to the net value of the assets transferred to International Fund.

After receipt of the Merger Shares, International Equity will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation and termination of International Equity, and the legal existence of International Equity will be terminated. Each shareholder of International Equity will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to, the aggregate value of the shareholder’s International Equity shares.

Prior to the date of the merger, International Equity will sell all investments that are not consistent with the current investment objective, policies and restrictions of International Fund, if any, and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of the International Equity occurring prior to the merger above that which they would have received absent the merger. There can be no assurance as to the actual portfolio composition of International Fund subsequent to the merger.

The Trustees of International Equity have voted to approve the Agreement and Plan of Reorganization and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and Plan of Reorganization and the related matters described therein will be consummated only if approved by an affirmative vote of the shareholders of International Equity of a 1940 Majority.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees of International Equity and Directors of International Fund may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the proposed merger with the Trustees of International Equity as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

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•	Eliminate redundancies within the DWS-Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees conducted a thorough review of the potential implications of the merger on International Equity’s shareholders. They were assisted in this review by their independent legal counsel. Following DeAM’s initial presentation to the Board, the Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On December 20, 2006 the Trustees of International Equity, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), approved the terms of the proposed merger of International Equity into International Fund. The Trustees have also unanimously determined to recommend that the merger be approved by International Equity’s shareholders.

In determining to recommend that the shareholders of International Equity approve the merger, the Trustees considered, among other factors:

•	The compatibility of International Equity’s and International Fund’s investment objectives, policies, restrictions and portfolios and that the merger would permit the shareholders of International Equity to pursue similar investment goals in a significantly larger fund;

•	The fees and operating expense ratios of International Equity and International Fund, including a comparison between the expenses of International Equity and the estimated operating expense ratios of the combined fund, and in particular, noted that the total operating expense ratios of Class A, Class C and Class S shares of the combined fund were expected to be lower than the total operating expense ratios of the corresponding classes of International Equity; and that DIMA has agreed to contractually cap the total operating expense ratio of Class B shares of the combined fund at a level equal to the current contractual cap for Class B shares of International Equity through September 30, 2007;

•	DeAM agreed to pay all costs associated with the merger;

•	The merger would not result in the dilution of the interests of International Equity shareholders and that the terms and conditions are fair and reasonable and consistent with industry practice;

•	Services available to shareholders of International Equity and International Fund are substantially similar on a class-level basis;

•	Prospects for the combined fund to attract additional assets;

•	The federal income tax consequences of the merger on International Equity and its shareholders, as well as the historical and pro forma attributes of International Equity. The Trustees considered the potentially negative impact of the merger on the shareholders and determined that any such impact was likely to be outweighed by the benefits of the merger to the shareholders, including those summarized herein;

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•	The investment performance of International Equity and International Fund; and

•	DeAM has agreed to indemnify International Fund against certain liabilities that International Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in International Fund (see the Section titled “Market Timing Related Regulatory and Litigation Matters” below) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

The Trustees also considered the potential tax consequences to shareholders as a result of differences in the Funds’ realized or unrealized capital gains or losses and capital loss carry-forwards. Although the merger will be achieved on a federally tax-free basis (see “Federal Income Tax Consequences”), there are differences in the Funds’ unrealized gains or losses, tax loss carryforwards and portfolio turnover rates that may affect the timing and amount of any future capital gain distributions paid to shareholders.

Based on all of the foregoing, the Trustees concluded that International Equity’s participation in the merger would be in the best interests of International Equity and would not dilute the interests of International Equity’s existing shareholders. The Board of Trustees of International Equity, including all of the Independent Trustees, unanimously recommends that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement and Plan of Reorganization (the “Agreement”), the form of which is attached as Exhibit A. The Agreement provides that International Fund will acquire all of the assets of International Equity solely in exchange for the assumption by International Fund of all of the liabilities of International Equity and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the International Equity’s shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on June 8, 2007, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

International Equity will transfer all of its assets to International Fund, and in exchange, International Fund will assume all of the liabilities of International Equity and deliver to International Equity a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of International Equity attributable to shares of the corresponding class of International Equity, less the value of the liabilities of International Equity assumed by International Fund attributable to shares of such class of International Equity. Immediately following the transfer of assets on the Exchange Date, International Equity will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by International Equity, with Merger Shares of each class being distributed to holders of shares of the corresponding class of International Equity. As a result of the proposed merger, each shareholder of International Equity will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the International Equity shares of the corresponding class surrendered by the

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shareholder. This distribution will be accomplished by the establishment of accounts on the share records of International Fund in the name of such International Equity shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees/Directors of International Equity and International Fund have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement and that the proposed merger is in the best interests of International Equity and International Fund, respectively.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of International Fund and International Equity, (ii) by either party if the merger shall not be consummated by October 9, 2007 or (iii) if any condition set forth in the Agreement and Plan of Reorganization has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of International Equity approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement and Plan of Reorganization up to and including the Exchange Date in order that, when the assets of International Equity are added to the portfolio of International Fund, the resulting portfolio will meet the investment objective, policies and restrictions of International Fund.

You should note that the Board has approved the merger of DWS Pacific Opportunities Equity Fund, also a series of DWS International Fund, Inc., into DWS International Fund. The completion of this transaction remains subject to shareholder approval, among other conditions. The effects of this additional potential merger are not reflected in this Prospectus/Proxy Statement.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs associated with the portfolio rebalancing, and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to International Equity’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class A, Class B, Class C and Class S shares of International Fund. Each class of Merger Shares has the same characteristics as shares of the corresponding class of International Equity. Your Merger Shares will be treated as having been purchased on the date you purchased your International Equity shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the International Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

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Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by International Fund of all of the assets of International Equity solely in exchange for Merger Shares and the assumption by International Fund of all of International Equity liabilities followed by the distribution by International Equity to its shareholders of Merger Shares in complete liquidation of International Equity, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code, and International Equity and International Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, no gain or loss will be recognized by International Equity upon the transfer of International Equity’s assets to and the assumption of the International Equity liabilities by International Fund or upon the distribution of the Merger Shares to International Equity’s shareholders in liquidation of International Equity;

(iii)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of International Equity on the exchange of their shares of International Equity for Merger Shares;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by International Equity’s shareholders will be the same as the aggregate basis of International Equity shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of International Equity will include the holding periods of International Equity shares exchanged therefor, provided that at the time of the reorganization International Equity shares are held by such shareholders as a capital asset;

(vi)	under Section 1032 of the Code, no gain or loss will be recognized by International Fund upon the receipt of assets of International Equity in exchange for Merger Shares and the assumption by International Fund of the liabilities of International Equity;

(vii)	under Section 362(b) of the Code, the basis in the hands of International Fund of the assets of International Equity transferred to International Fund will be the same as the basis of such assets in the hands of International Equity immediately prior to the transfer;

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of International Equity in the hands of International Fund will include the periods during which such assets were held by International Equity; and

(ix)	International Fund will succeed to and take into account the items of International Equity described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

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	8/31/06 Unrealized Gain (Loss)	8/31/06 Unrealized Gain (Loss) as % of 8/31/06 Net Assets	8/31/06 Loss Carryforwards	8/31/06 Loss Carryforwards as % of 8/31/06 Net Assets	8/31/06 Portfolio Turnover Rate
International Equity	$40,361,113	12.6%	$340,810,172	106.2%	82%
International Fund	$433,925,428	25.7%	$773,616,000	45.8%	76%

As of August 31, 2006, the amount of each Fund’s respective unrealized gain was less than its respective capital loss carryforward. Consequently, there is likely to be no potential tax liability transfer to either the shareholders of Equity Investment or the shareholders of International Fund as a result of the merger. Because both Funds have unrealized gains, however, none of their respective capital loss carryforwards can generally be used to offset the unrealized gain of the other Fund when recognized by the combined Fund for the five-year period beginning on the date of the consummation of the merger. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time. As a result, it is possible that some or all of each Fund’s capital loss carryforward will expire unused. After the merger, the ability of the combined Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the source and existence of capital gains against which these losses may be offset.

The Board of Trustees considered the possibility that shareholders of Equity Investment in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (shareholders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

International Fund’s ability to carry forward the pre-merger losses of International Equity will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on June 30, 2006, International Equity would have lost the benefit of approximately 66% of its gross losses (i.e., year end capital loss carryforwards as adjusted by any year to date realized gains or losses) or 78% of its net losses (i.e., gross losses as further adjusted by any deemed recognition of unrealized gains). Prior to the reorganization, International Equity would have had gross losses equal to approximately 112% of its net asset value that would otherwise have been available to offset the fund’s future gains, but those losses would have been both limited and spread over a large asset base as a result of the transaction. Once International Equity Fund combines with the International Fund, which has gross losses of approximately 49% of its net asset value, the combined fund would have had gross losses of only 46% of its combined net assets. As a result, the International Fund would suffer a reduction in the amount of losses it would be able to use to offset future gains

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and the International Equity Fund would suffer a more significant reduction in the amount of losses it would be able to use to offset future gains.

As a result of the reduction in the relative amount of the capital loss carryforwards and unrealized losses available to shareholders of International Equity following the merger, former shareholders of International Equity could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if such merger did not occur.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders may wish to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The portfolio turnover rate for International Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the twelve-month period ended August 31, 2006 was 76%. The portfolio turnover rate for International Equity for the six-month period ended April 30, 2006 was 79%. While these figures do not reflect a significant difference between the Funds, a higher portfolio turnover rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and, in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gain, annually in November and December of each year and to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check or deposited directly to the shareholder’s bank account. If the merger is approved by International Equity’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

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Capitalization.    The following table shows the unaudited capitalization of each Fund as of August 31, 2006 and of International Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	International Fund	International Equity	Pro Forma Adjustments	DWS International Fund Pro Forma Combined
Net Assets
Class A Shares	$241,476,158	$7,874,034	—	$249,350,192
Class B Shares	$28,389,213	$1,161,582	—	$29,550,795
Class C Shares	$22,897,939	$1,168,219	—	$24,066,158
Class S Shares	$1,389,658,614	$310,191,287	—	$1,699,849,901
Institutional Class	$8,073,256	$—	—	$8,073,256

Total Net assets	$1,690,495,180	$320,395,122	—	$2,010,890,302

Shares Outstanding
Class A Shares	4,235,990	518,507	(380,380)	4,374,117
Class B Shares	505,341	77,694	(57,017)	526,018
Class C Shares	407,264	79,579	(58,801)	428,042
Class S Shares	24,236,553	10,473,837	(5,063,899)	29,646,491
Institutional Class	141,393	—	—	141,393

	International Fund	International Equity	Pro Forma Adjustments	DWS International Fund Pro Forma Combined
Net Asset Value per Share
Class A Shares	$57.01	$15.19	—	$57.01
Class B Shares	$56.18	$14.95	—	$56.18
Class C Shares	$56.22	$14.68	—	$56.22
Class S Shares	$57.34	$29.62	—	$57.34
Institutional Class	$57.10	$—	—	$57.10

(1)	Assumes the merger had been consummated on August 31, 2006, and is for information purposes only. No assurance can be given as to how many shares of the International Fund will be received by the shareholders of the International Equity on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the International Fund that actually will be received on or after such date.

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Unaudited pro forma combined financial statements of the Funds as of August 31, 2006 and for the twelve-month period then ended are included in the Merger SAI. Because the Agreement provides that International Fund will be the surviving Fund following the merger, and because International Fund’s investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of International Equity to International Fund as contemplated by the Agreement.

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V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of International Equity with and into International Fund and the solicitation of proxies by and on behalf of the Trustees of International Equity for use at the Special Meeting of Shareholders. The Meeting is to be held April 18, 2007 at 4 p.m. Eastern time, at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about January 31, 2007.

As of January 19, 2007, International Equity had the following number of shares outstanding:

International Equity
Class A	542,907 shares
Class B	83,410 shares
Class C	103,321 shares
Class S	6,982,614 shares

Only shareholders of record on January 19, 2007 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of International Equity know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies for the Meeting are being solicited from International Equity’s shareholders by the Trustees. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the merger. Approval of the merger will require the affirmative vote of a 1940 Act Majority.

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Record Date, Quorum and Method of Tabulation.    Shareholders of record of International Equity at the close of business on January 19, 2007 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of thirty percent (30%) of the outstanding voting securities of the International Equity outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting, while a 1940 Act Majority is still required for approval of the merger.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by International Equity as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will have the effect of a “no” vote on each Proposal. Broker “non-votes” will have the effect of a negative vote on each other Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of International Equity over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of International Equity for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Approval of the merger proposal will require the affirmative vote of 1940 Act Majority. Shareholders of International Equity who do not vote will not affect the Funds’ votes at the Portfolio meeting. The percentage of International Equity’s votes representing International Equity shareholders not voting will be voted by the Trustees or officers of International Equity in the same proportion as International Equity shareholders who do, in fact, vote.

Share Ownership.    As of January 19, 2007, the officers and Trustees of International Equity and the officers and Directors of International Fund each as a group, beneficially owned less than 1% of the outstanding shares of International Equity and International Fund, respectively. To the knowledge of International Equity, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of International Equity as of such date:

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Class	Shareholder Name and Address	Percentage Owned
A	KENNEBURT & COMPANY FBO EXPEDITER OMNIBUS C C C/O AMSOUTH BANK ATTN MUTUAL FUNDS EXPD BIRMINGHAM AL 35202-2365	9.00%

	PERSHING LLC JERSEY CITY NJ 07303-2052	7.00%

B	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 7TH FL NEW YORK NY 10001-2402	10.00%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (97HB0) JACKSONVILLE FL 32246-6484	7.00%

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADM (97HB0) JACKSONVILLE FL 32246-6484	18.00%

S	CHARLES SCHWAB & CO OMNIBUS ACCOUNT REINVEST SAN FRANCISCO CA 94104-4151	35.00%

	NAT’L FINANCIAL SERVICES CORP FOR EXCL BENEFIT OUR CUSTOMERS NEW YORK NY 10008-3908	7.00%

	KNOTFLOAT & CO C/O STATE STREET BANK BOSTON MA 02206-5496	5.00%

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To the best of the knowledge of International Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of International Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

Institutional	CAREY & CO TRUST DIVISION EA4E70 COLUMBUS OH 43219-6010	16.00%

	STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES GROWTH PORTFOLIO QUINCY MA 02171-2105	13.00%

	PERSHING LLC JERSEY CITY NJ 07303-2052	6.00%

	PERSHING LLC JERSEY CITY NJ 07303-2052	8.00%

	STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES BALANCED PORTFOLIO QUINCY MA 02171-2105	7.00%

	NORTHERN TRUST CO CUST FBO ARMY/AIR FORCE A/C XX-XXXXX CHICAGO IL 60675-2956	32.00%

S	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPARTMENT SAN FRANCISCO CA 94104-4151	7.00%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of International Equity and International Fund, officers and employees of DeAM, Inc. and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by fax or personally.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $25,120. As the Meeting date approaches, certain shareholders of International Equity may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of International Equity. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

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In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-774-4940. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The costs of solicitation for the merger proposal will be borne by DeAM, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s shares, (c) payment to Computershare for its services in soliciting proxies and (d) supplementary solicitations to submit proxies and are anticipated to be approximately $25,120.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of International Equity at Two International Place, Boston, MA 02110, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement.    The Meeting may, by action of the chairman of the Meeting, be adjourned without notice with respect to the proposal to be considered at the Meeting to a designated time and place, whether or not a quorum is present with

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respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Trustees may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

Principal Underwriter and Administrator.    The principal underwriter for International Fund is DWS-SDI, 222 South Riverside Plaza, Chicago, Illinois 60606. ICCC, 345 Park Avenue, New York, New York 10154, provides administrative services on behalf of International Equity.

VI. REGULATORY AND LITIGATION MATTERS

Market timing related regulatory and litigation matters

On December 21, 2006, Deutsche Asset Management (“DeAM”) settled proceedings with the Securities and Exchange Commission (“SEC”) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (“DAMI”) and Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators’ view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

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Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors’ Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors’ supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds’ Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds’ web site contain additional disclosure and/ or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

Other regulatory matters. On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which DIMA, DAMI and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators’ findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

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As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 20th day of December, 2006, by and among DWS International Fund, Inc. (the “Acquiring Company”), a Maryland corporation, on behalf of DWS International Fund (the “Acquiring Fund”), a separate series of the Acquiring Company, and DWS International Equity Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of DWS Advisor Funds (the “Acquired Trust”), a Massachusetts business trust; and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Company is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 345 Park Avenue, New York, NY 10154.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class S voting shares (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Class S shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Class S Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C and Class S shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust’s Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C and Class S Acquiring Fund Shares to be so credited to the Class A, Class B, Class C and Class S Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class S shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Company’s Articles of Amendment and Restatement, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A, Class B, Class C or Class S Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B, Class C or Class S Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class A, Class B, Class C and/or Class S, as applicable, shall be equal to the net asset value of one Class S share of the Acquiring Fund.

2.3  The number of Class A, Class B, Class C and Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B, Class C and Class S shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be June 11, 2007, or such later date as the parties may agree in writing (the “Closing Date”).

All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Brown Brothers Harriman & Company, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Scudder Investments Service Company (“SISvC“) or its designee, as transfer agent for the Acquired Trust, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Class S Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C and Class S shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and sets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on Schedule 4.1(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired] Fund at and for the fiscal year ended October 31, 2006, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since October 31, 2006, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, the Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISvC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Company is a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquiring Company’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Company duly designated in accordance with the applicable provisions of the Acquiring Company’s Articles of Amendment and Restatement, as amended. The Acquiring Company and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Company or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Company is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Company is not, and the execution, delivery and performance of this Agreement by the Acquiring Company will not result (i) in violation of Maryland law or of the Acquiring Company’s Articles of Amendment and Restatement, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on Schedule 4.2(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring

Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended August 31, 2006, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since August 31, 2006, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Company (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc., which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement referred to in Section 5.7, insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objectives, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Company’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 19, 2007.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Company will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Company, Acquired Trust, Acquired Fund nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Company, Acquired Trust, Acquired Fund and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with cash proceeds from the disposition of assets pursuant to the foregoing sentence.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Company’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Company has been formed and is validly existing as a corporation;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Company’s Articles of Amendment and Restatement, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.2(e), the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring company is duly registered as a series of an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Company and the Acquired Trust.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Fund shall have entered into an expense cap agreement with DIMA limiting the expenses of Class B and Class S shares of the Acquiring Fund to 2.35% and 1.00%, respectively, for the period commencing June 11, 2007 and ending September 30, 2007, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Corporation contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Corporation’s President,

Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is an existing business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.1(e), the Acquired Fund is not subject to any litigation or other proceedings that might have a material adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund, under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Trust Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Company and Acquired Trust.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this

Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; (viii) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder; and (ix) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Company and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Company’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Company or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DIMA or its affiliates will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the

Acquired Fund in connection with the rebalancing of certain of its portfolios, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 19, 2007, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, NY 10154, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attention: Burton M. Leibert, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to the Acquired Trust mean and refer to the Board members of the Acquired Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of the Acquired Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquired Trust or the Acquired Fund personally, but bind only the property of the Acquired Fund, as provided in the Acquired Trust’s Declaration of Trust. Moreover, no series of the Acquired Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Acquired Trust’s Board members, on behalf of the Acquired Fund, and this Agreement has been signed by authorized officers of the Acquired Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Acquired Fund, as provided in the Acquired Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquiring Company or Acquired Trust, as applicable, or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS INTERNATIONAL FUND, INC., on behalf of DWS International Fund

Secretary	By: Its:

Attest:	DWS ADVISOR FUNDS, on behalf of DWS International Equity Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

Proxy card enclosed.

COSTELLO-IEF

For more information, please call your Fund’s proxy solicitor,

Computershare Fund Services, Inc., at (866) 774-4940.

DWS INTERNATIONAL EQUITY FUND DWS ADVISOR FUNDS PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 4:00 p.m., Eastern time, on April 18, 2007	PROXY CARD

280 Oser Avenue

Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Special Meeting and the related Prospectus/Proxy statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date
DFS_16799 WAVE III-IEF_A

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization which contemplates the transfer of all the assets of DWS International Equity Fund (“International Equity Fund”), a series of DWS Advisor Funds, To DWS International Fund (“International Fund”), a series of DWS International Fund, Inc., in exchange for shares of International Fund and the assumption by International Fund of all liabilities of International Equity, and the distribution of such shares, on a tax-free basis, to the shareholders of International Equity.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

DWS INTERNATIONAL FUND

January 24, 2007

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated January 24, 2007, 2006 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of DWS International Equity Fund, a series of DWS Advisor Funds (“International Equity”), to be held on April 18, 2007. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048 (Class A, B and C shares) or 1-800-728-3337 (Class S shares), or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS International Fund (“International Fund”) is contained in the statement of additional information, dated December 1, 2006, as supplemented from time to time, for Class A, Class B and Class C shares of International Fund and in the statement of additional information dated December 1, 2006, as supplemented from time to time, for Class S shares of International Fund, copies of which are attached to this Merger SAI as Appendices A and B. The audited financial statements and related Independent Registered Public Accounting Firm’s report for International Fund contained in the Annual Report to Shareholders for the fiscal year ended August 31, 2006 is incorporated herein by reference.

Further information about International Equity is contained in the statement of additional information, dated March 1, 2006, as supplemented from time to time, for Class A, Class B and Class C shares of International Equity and in the statement of additional information, dated March 1, 2006, as supplemented from time to time, for Class S shares of International Equity, are incorporated herein by reference. The audited financial statements and related Independent Registered Public Accounting Firm’s report for International Equity contained in the Annual Report to Shareholders for the fiscal year ended October 31, 2006 is incorporated herein by reference.

The unaudited pro forma financial statements, attached hereto as Appendix C, are intended to present the financial condition and related results of operations of Equity Investment and International Fund as if the merger had been consummated on August 31, 2006, except as otherwise indicated.

The date of this Merger SAI is January 24, 2007.

Appendix A - DWS International Fund SAI Classes A, B, C and Institutional dated December 1, 2006	A-1

Appendix B - DWS International Fund SAI Class S dated December 1, 2006	B-1

Appendix C - Unaudited Pro Forma Financial Statements	C-1

2

Appendix A DWS International Fund SAI Classes A, B, C and Institutional dated December 1, 2006

DWS Global Thematic Fund (formerly Scudder Global Fund) (Class A, B, C and R Shares)

a series of DWS Global/International Fund, Inc. (formerly Global/ International Fund, Inc.)

DWS International Fund (formerly Scudder International Fund) (Class A, B, C and Institutional Class Shares)

a series of DWS International Fund, Inc. (formerly Scudder International Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Class A, B, C and R shares prospectus for DWS Global Thematic Fund and the combined Class A, B and C shares prospectus and the Institutional Class prospectuses for DWS International Fund (each a “Fund,” collectively the “Funds”), series of DWS Global/International Fund, Inc. and DWS International Fund, Inc., respectively, dated December 1, 2006, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders of each Fund, dated August 31, 2006 are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This combined Statement of Additional Information is incorporated by reference into each applicable prospectus.

i

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

(7)	make loans to other persons, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With respect to fundamental policy number five above, the Funds have no current intention to hold and sell real estate acquired as a result of a Fund’s ownership of securities.

The Directors of each Corporation (as defined below) have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Directors based upon current circumstances. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

(b)	enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(g)	lend portfolio securities in an amount greater than 33?% of its total assets.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Each Fund may engage in short sales against-the-box, although it is the Fund’s current intention that no more than 5% of its net assets will be at risk.

Each Fund will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. DWS Global Thematic Fund is a diversified series of DWS Global/International Fund, Inc. DWS International Fund is a diversified series of DWS International Fund, Inc. (each a “Corporation,” collectively the “Corporations”). DWS Global Thematic Fund offers five classes of shares: Class S, Class A, Class B, Class C and Class R shares. Only Class A, Class B, Class C and Class R are offered herein. DWS International Fund offers five classes of shares: Class S, Class A, Class B, Class C, and Institutional Class shares. Only Class A, Class B, Class C and Institutional Class of International Fund are offered herein. Each class has its own important features and policies.

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that a Fund’s objective will be met.

Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.

DWS Global Thematic Fund

DWS Global Thematic Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the US. The Fund may be invested 100% in non-US issues, and for temporary defensive purposes may be invested 100% in US issues, although under normal circumstances it is expected that both foreign and US investments will be represented in the Fund’s portfolio.

For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods, the Fund may hold without limit cash and cash equivalents. The Fund may not invest more than 5% of its total assets in debt securities that are rated Baa or below by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or below by Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), or deemed by the Advisor to be of comparable quality (commonly referred to as “high yield” or “junk” bonds).

DWS International Fund

DWS International Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and normally to have investments in securities of at least three different countries other than the US. The Fund will invest primarily in securities of issuers in the 21 developed foreign countries included in the Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index, but may invest in “emerging markets.” The Fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any of the International Bank of Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

When the Advisor believes that it is appropriate to do so in order to achieve the Fund’s investment objective of long-term growth of capital, the Fund may invest up to 20% of its total assets in debt securities. The Fund will predominantly purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged by the Advisor to be of equivalent quality. The Fund may also invest up to 5% of its total assets in debt securities which are rated below investment-grade.

The Fund may hold up to 20% of its net assets in US and foreign fixed income securities for temporary defensive purposes when the Advisor believes that market conditions so warrant. The Fund may invest up to 20% of its net assets under normal conditions, and without limit for temporary defensive purposes, in cash or cash equivalents including domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements, when the Advisor deems such a position advisable in light of economic or market conditions.

To meet federal tax requirements for qualification as a regulated investment company each Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in securities of a single issuer (other than US government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

Temporary Defensive Policy. As a temporary defensive measure, DWS Global Thematic Fund could shift up to 100% of its assets into investments such as money market securities. As a temporary defensive measure, DWS

International Fund could shift up to 100% of its assets into investments such as US or Canadian money market securities. These measures could prevent losses, but, while engaged in a temporary defensive position, a Fund was not pursuing its investment goal.

Master/feeder Fund Structure. The Boards of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a Fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs(TM)”).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. A Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Fund to a bank or broker-dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

A Fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging a Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a Fund. The Euro was introduced on January 1, 1999 by eleven members countries of the European Economic and Monetary Union (EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

Eurodollar Instruments. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of Funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of a Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investments. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. A Fund may also purchase, to a limited extent, debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the greater their risks render them like equity securities. DWS International Fund will invest no more than 5% of its total assets in securities rated BB or lower by Moody’s or Ba by S&P, and may invest in securities which are rated D by S&P. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

High yield, high-risk securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. An economic downturn could disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a Fund to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds’ Boards have approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as a Fund’s assets increase (and thus have a more limited effect on a Fund’s performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no Fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded

(which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. A Fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. The Funds may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, Funds may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with the Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. A Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Companies. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that a Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Fund’s participation interests in the security, plus accrued interest. As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.

REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, (the “Code”) and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker-dealer. Some repurchase commitment transactions may not provide a Fund with collateral marked-to-market during the term of the commitment.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a Fund’s investment restrictions applicable to that activity. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term “commodity pool operator” adapted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Fund may engage in currency transactions with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the US dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund’s obligations or to segregate cash or liquid assets equal to the amount of a Fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet their obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of their obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

A Fund’s activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. A Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a Fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a Fund, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Fund’s portfolio does not guarantee the net asset value of the shares of a Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, however, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be US Government securities, as defined in the 1940 Act; therefore, a Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be US Government securities for the purpose of determining if a Fund is “diversified” under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, each Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each Fund’s prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

Each Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual Fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a Fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Fund’s Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Fund’s Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund’s Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the Funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Funds. Under the supervision of the Board of Directors of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DeIM makes the Funds’ investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Corporation’s Board of Directors. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds’ investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by DeAM and its affiliates to the DWS Mutual Funds.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The Boards and the shareholders of each Fund recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Funds. Pursuant to each Investment Management Agreement, the Advisor provides continuing investment management of the assets of each Fund. In addition to the investment management of the assets of each Fund, the Advisor determines the investments to be made for each Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with each Fund’s policies as stated in its Prospectus and SAI, or as adopted by each Fund’s Board. The Advisor will also monitor, to the extent not monitored by each Fund’s administrator or other agent, the Fund’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to each Fund’s Board in valuing the securities and other instruments held by each Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by each Fund.

Pursuant to each Investment Management Agreement, (unless otherwise provided in the agreement or as determined by each Fund’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund’s share of payroll taxes, who are affiliated persons of the Advisor.

Each Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund’s custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Each Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

Each Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. Each Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice.

For all services provided under each Investment Management Agreement, the Funds pay the advisor a fee, computed daily and paid monthly, at the annual rates as a percentage of net assets shown below:

DWS Global Thematic Fund	Management Fee Rate
$0-$500 million	0.915%
$500 million-$1 billion	0.865%
$1 billion-$1.5 billion	0.815%
$1.5 billion-$2 billion	0.765%
over $2 billion	0.715%

DWS International Fund	Management Fee Rate
$0-$6 billion	0.59%
$6 billion-$7 billion	0.54%
Over $7 billion	0.515%

The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal Year 2006	Fiscal Year 2005*	Fiscal Year 2004*
DWS Global Thematic Fund	$10,935,782	$8,883,911	$8,518,604
DWS International Fund	$10,835,832	$10,735,566	$11,830,071

*	Prior to June 1, 2006, these fees included an administrative service fee.

DWS Global Thematic Fund. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.70%, 2.45% and 2.45% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest, and organizational and offering expenses. In addition, through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.95% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest, and organizational and offering expenses.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

In addition, the Boards and shareholders of each Fund recently approved a new subadvisor approval policy for the Fund (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the applicable Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Boards, including their independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. Each Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. Each Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Administrative Agreement

From August 14, 2000, for DWS International Fund and September 11, 2000, for DWS Global Thematic Fund until March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”). Effective April 1, 2004, the Administrative Agreement was terminated. For periods subsequent to April 1, 2004, the Funds have directly borne other Fund fees and expenses, subject to the Advisor’s contractual obligation to waive fees and reimburse expenses to maintain the Fund’s operating expenses at a specified level, as disclosed in the Prospectus.

DWS Global Thematic Fund

For the period September 1, 2003 through March 31, 2004, the Fund paid administrative service fees of $43,945, $28,079 and $15,957 for Class A, B and C shares, respectively.

DWS International Fund

For the period September 1, 2003 through March 31, 2004, the Fund paid administrative service fees of $836,887, $196,749, $94,959 and $35,628 for Class A, B, C and Institutional Class shares, respectively.

Each Fund recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, each Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund’s average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as each Board of the Funds reasonably deems necessary for the proper administration of the Funds. The Advisor provides each Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and Brown Brothers Harriman & Co., (“BBH”), the Administrator has delegated certain administrative functions to BBH. The costs and expenses of such delegation are borne by the Administrator, not by the Fund.

Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Codes of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporations and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers

Each Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s ‘and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder’s ‘performance and the performance of Deutsche Asset Management; quantitative measures which include 1-, 3- and 5-year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers. The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund’s portfolio management team in the Funds as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of August 31, 2006.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Matthias Knerr (DWS International Fund)	$0	$500,001 - $1,000,000
Oliver Kratz (DWS Global Thematic Fund)	$100,001 - $500,000	$100,001 - $500,000

Conflicts of Interest. In addition to managing the assets of a Fund, a Fund’s portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of August 31, 2006.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Matthias Knerr (DWS International Fund)	5	$1,536,550,901.00	0	$0

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Oliver Kratz (DWS Global Thematic Fund)	8	$2,028,268,188.37	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr (DWS International Fund)	3	$105,600,852.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	12	$439,531,809.36	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr (DWS International Fund)	4	$893,622,414.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	6	$796,861,927.81	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor, including other client accounts managed by a Fund’s portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•	The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Funds’ Boards.

FUND SERVICE PROVIDERS

Principal Underwriter. Pursuant to an Underwriting and Distribution Services Agreement (“Distribution Agreement”), DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B and Class C shares of each Fund, Class R shares for DWS Global Thematic Fund and Institutional Class shares of DWS International Fund and acts as agent of each Fund in the continuous offering of its shares. Each Distribution Agreement for the Funds, dated April 5, 2002 was last approved by the Directors on September 28, 2006. Each Distribution Agreement will continue from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of each Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by DWS-SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Funds pay the cost for the prospectuses and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” DWS-SDI retains the sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. DWS-SDI receives no compensation from the Funds as principal underwriter for Class A and R shares. DWS-SDI receives compensation from the Funds as principal underwriter for Class B, Class C and Class R shares as applicable.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B, Class C and Class R shareholders, as applicable, under a Shareholder Services Agreement (the “Services Agreement”) with DWS-SDI. Each Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. Each Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by a Fund or by DWS-SDI upon 60 days’ notice. Termination with respect to the Class A, B, C or R shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B C or R shares, as defined under the 1940 Act. Each Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreements, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the Services Agreements, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, DWS-SDI receives compensation from the Funds for its services under the Services Agreements.

DWS Scudder Distributors, Inc., the Funds’ distributor, has adopted an Incentive Plan (the “Plan”) covering wholesalers that are regional vice presidents (“DWS Scudder Wholesalers”). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the Funds, and that incentive will differ depending on the product category of the Fund. Each Fund is assigned to one of three product categories — “Core,” “Satellite” or “Non-Core/Satellite” — taking into consideration, among other things, the following criteria, where applicable:

•	The Fund’s 3 year performance;

•	The Fund’s Morningstar rating;

•	Market size for the Fund category;

•	The Fund’s size, including sales and redemptions of the Fund’s shares;

•	The length of time the Fund’s Portfolio Manager has managed the Fund; and

•	The Fund’s consistency with DWS Scudder’s branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a Fund’s placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management’s judgment based on the above criteria. In addition, management may consider a Fund’s profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS fund website at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each Fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of the Fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the Fund into account when considering purchasing a Fund or evaluating any recommendations relating to Fund shares.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B shares, Class C and Class R shares that are used by DWS-SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B, C and R shareholders under each Fund’s Services Agreement with DWS-SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B, Class C and Class R shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares, Class C shares and Class R shares that are used by DWS-SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares, Class C shares and Class R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares, Class C shares and Class R shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a Fund. In connection with Class B shares, for example, if shares of a Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund’s shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DWS-SDI’s expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

Distribution Services. For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. Effective January 1, 2006, DWS-SDI no longer advances the first year distribution fee and service fee to firms for sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the applicable Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DWS-SDI receives a fee from the DWS Global Thematic Fund under its 12b-1 Plan, payable monthly, at an annual rate of 0.25% of average daily net assets of the Fund attributable to Class R shares.

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of the Fund, as applicable.

With respect to Class A and R shares of a Fund, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A and R Shares, respectively, of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, DWS-SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

Certain directors or officers of the Funds are also directors or officers of the Advisor or DWS-SDI, as indicated under “Directors and Officers.”

Compensation to Underwriter and Firms for Calendar Year 2005

DWS Global Thematic Fund	12b-1 Fees (Distribution Fee) Paid to DWS-SDI	12b-1 Fees (Shareholder Servicing Fee) Paid to DWS-SDI	Compensation Paid by DWS-SDI to Firms from Distribution Fee	Compensation Paid by DWS-SDI to Firms from Shareholder Servicing Fee
Class A	N/A	$543	N/A	$55,730
Class B	$56,149	$227	$14,702	$17,738
Class C	$42,389	$57	$37,101	$50,591
Class R	$2,696	$7	$2,164	$4,228

DWS International Fund
Class A	N/A	$15,765	N/A	$493,429
Class B	$259,332	$299	$38,243	$79,740
Class C	$169,448	$157	$151,094	$192,181

Other Distribution Expenses Paid by Underwriter for Calendar Year 2005

DWS Global Thematic Fund	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expenses
Class A	N/A	N/A	N/A	N/A	NA
Class B	$1,883	$131	$245	$131	$28,779
Class C	$5441	$342	$565	$336	$0
Class R	$2352	$142	$198	$136	$0

DWS International Fund
Class A	N/A	N/A	N/A	N/A	NA
Class B	$6,521	$458	$1,054	$484	$536,196
Class C	$12,703	$849	$1,788	$916	$0

The following table shows, for Class A shares, the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DWS-SDI.

Fund	Fiscal Year	Aggregate Sales Commissions	Aggregate Commissions Paid to Firms	Aggregate Commissions Paid to Affiliated Firms	Aggregate Commissions Retained by DWS-SDI
DWS Global Thematic Fund	2006	$117,000	$36,000	$3,000	$78,000
	2005	$25,000	$2,000	$19,000	$4,000
	2004	$14,000	$11,000	$1,000	$2,000

DWS International Fund	2006	$68,000	$53,000	$3,000	$12,000
	2005	$71,000	$54,000	$5,000	$12,000
	2004	$72,000	$59,000	$3,000	$10,000

Independent Registered Public Accounting Firm

The financial highlights of each Fund included in the Funds’ prospectuses and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as legal counsel to each Fund and the Independent Directors of each Fund.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, an affiliate of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to an agreement between DWS-SFAC and State Street Bank and Trust Company (“SSB”), DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Funds.

Effective upon termination of the Administrative Agreement, the Funds pay DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

For the period April 1, 2004 through August 31, 2004, the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $339,742.

For the period April 1, 2004 through August 31, 2004, the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $267,597.

For the fiscal year ended August 31, 2005, the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $411,295.

For the fiscal year ended August 31, 2005, the amount charged to International Fund by DWS-SFAC for accounting services aggregated $531,757.

For the period from September 1, 2005 through May 31, 2006, the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $391,546, all of which was paid.

For the period from September 1, 2005 through May 31, 2006, the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $503,034, all of which was paid.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Effective June 1, 2006 pursuant to the Administrative Services Agreement among the Advisor and SSB, the Advisor has delegated certain fund accounting functions to SSB.

Custodian, Transfer Agent and Shareholder Service Agent

Brown Brothers Harriman & Company (“Custodian”), 40 Water Street, Boston, MA 02109 serves as Custodian of the Funds. The Custodian has entered into agreements with foreign subcustodians approved by the Directors of the Corporations pursuant to Rule 17f-5 of the 1940 Act.

Custodian’s fee may be reduced by certain earnings credits in favor of each Fund.

DWS Scudder Investments Service Company (“DWS-SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the Funds’ transfer agent, dividend-paying agent and shareholder service agent for each Fund’s Class A, B, C shares, DWS Global Thematic Fund’s Class R shares and DWS International Fund’s Institutional Class shares. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Funds. DWS-SISC receives as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. For Class R shares, DWS-SISC is compensated as follows: (for non-money market accounts) an open account charge of $29 and an asset-based fee of 0.05% for out of pocket expenses.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

SERVICE PLANS

DWS Global Thematic Fund — Class R Shares

The Fund has adopted a service plan (the “Service Plan”) with respect to Class R shares of Global Thematic Fund which authorizes the Fund to compensate Service Organizations whose customers invest in Class R shares of Global Thematic Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plan, the Fund may enter into agreements with Service Organizations (“Service Agreements”). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Class R shares of the Fund beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the Class R shares of the Fund owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Corporation or Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange such shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Service Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Service Plan; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refund and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 (“ERISA”); and (xi) providing prospectuses, proxy materials and other documents of an applicable Fund to participants as may be required by law.

As compensation for such services, each Service Organization of the Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund’s Class R shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plan, the Officers of the Corporation provide to the Corporation’s Board of Directors for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plan.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 (“ERISA”) may apply to a Service Organization’s receipt of compensation paid by the Fund in connection with the investment of fiduciary assets in Class R shares of the Fund. Service Organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Class R shares of the Fund and receiving service fees.

The Corporations believe that fiduciaries of ERISA plans may properly receive fees under theService Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary’s decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of “party in interest” with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under the Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary’s receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for each Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

DWS Global Thematic Fund: For the fiscal years ended August 31, 2004, August 31, 2005 and August 31, 2006 the Fund paid aggregate brokerage commissions of $2,263,000, $1,881,808, and $5,808,194, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2006 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of August 31, 2006
General Electric Co.	$25,906,000
Julius Baer Investment Management LLC	$20,374,000
Erste Bank Der Oesterreichiscehn Sparkassen	$16,285,000
ABN Amro Holdings NV	$15,257,000
Credit Suisse	$12,056,000
Allianz AG	$9,336,000
Bangkok Bank	$8,322,000
DBS Group Holdings Ltd.	$4,243,000

DWS International Fund: For the fiscal years ended August 31, 2004, August 31, 2005 and August 31, 2006 the Fund paid aggregate brokerage commissions of, $2,035,000, $3,601,297 and $4,516,279, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2006 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of August 31, 2006
Societe Generale	$34,809,000
Unicredito Italiano SpA	$30,028,000
ING Groep NV	$22,977,000
AXA	$21,181,000
Australia & New Zealand Group, Ltd.	$18,521,000
Alpha Bank AE	$10,778,000

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
DWS Global Thematic Fund	0%	0%	$0
DWS International Fund	0%	0%	$0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	2006	2005
DWS Global Thematic Fund	143%	54%
DWS International Fund	76%	57%

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Funds’ agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Funds and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to DWS-SISC for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent, DWS-SISC will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on each Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by each Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between each Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of each Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds’ principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of each Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell (not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of their shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Fund prospectuses.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Funds sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, DWS Scudder Distributors, Inc. may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares of DWS Global Thematic Fund sold.

In addition to the discounts or commissions described herein and in the prospectus, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Funds in accordance with the Large Order NAV Purchase Privilege and one of the five compensation schedules up to the following amounts:

Compensation Schedule #1: Retail Sales and DWS Scudder Flex Plan(1)		Compensation Schedule #2: DWS Scudder Premium Plan(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value
$1 million to $3 million (equity funds)	1.00%
Over $3 million to $50 million	0.50%	Over $	3 million	0.00% - 0.50%
Over $50 million	0.25%		—	—

Compensation Schedule #3: DWS Scudder Choice Plan(3)
Amount of Shares Sold	As a Percentage of Net Asset Value
All amounts (equity funds)	1.00%

(1)	For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.
(2)	Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.
(3)	DWS-SDI compensates UBS Financial 0.50%.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DWS-SDI is compensated by the Funds for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by the Funds for services as distributor and principal underwriter for Class C shares.

Revenue Sharing. In light of recent regulatory developments, the investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Funds, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Funds (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the Funds serviced and maintained by the financial advisor, .05% to .40% of sales of the Funds attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of these Funds or of any particular share class of the Funds. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of these Funds.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.

AIG Advisors Group

Cadaret, Grant & Co. Inc.

Brown Brothers Harriman

Capital Analyst, Incorporated

Citicorp Investment Services

Citigroup Global Markets, Inc. (dba Smith Barney)

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

The Principal Financial Group

Prudential Investments

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wachovia Securities

Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing

Charles Schwab & Co., Inc.

E*Trade

Fidelity Investments

First Trust

National Financial

National Investor Services Corporation

Pershing LLC

USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services

ACS / Buck Consultants

ADP, Inc.

Alliance Benefit Group Financial Services Corp.

American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement Services Company, LLC

AST Trust Company

Benefit Administration

BISYS

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Charles Schwab Trust Company

City National Bank

Citistreet

C.N.A. Trust

Compusys/ERISA Group Inc.

Copeland Companies

CPI Qualified Plans Daily Access.Com Inc.

Digital Retirement Solutions

Edgewood Services

Expert Plan Inc.

Federated Securities Corp.

Fidelity Institutional Retirement Services Company

Fisserv

Franklin Templeton Defined Contribution

GoldK

Great West Life and Annuity / BenefitsCorp Equities Inc.

Hand Securities

Hartford Life Insurance Company

Hewitt Assoc. LLC

ING Aetna Trust Company

Invesmart

JPMorgan Retirement Plan Services LLC

John Hancock

Lincoln National Life

Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company

Maryland Supplemental Retirement Plan

Matrix Settlement & Clearance

Mercer HR Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Met Life

MFS

Mid Atlantic Capital Corporation

Nationwide Trust Company

Nationwide Financial

Neuberger Berman

New York Life Investment Management Service Company

Nyhart/Alliance Benefit Group Indiana

PFPC, Inc.

Plan Administrators, Inc.

PNC Bank N.A.

Principal Life Insurance Company

Prudential Investments

Reliance Trust Company

Resource Trust (IMS)

Retirement Financial Services

State Street Bank and Trust Company

SunGard Investment Products Inc.

The Princeton Retirement Group, Inc.

T. Rowe Price

Union Bank of California

UMB Bank

Valic/Virsco Retirement Services Co

Vanguard Group

Wachovia Bank (First Union National Bank)

Wells Fargo

Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear Stearns

Brown Investment Advisory & Trust Company

Brown Brothers Harriman

Cadaret Grant & Co.

Chase Manhattan Bank

Chicago Mercantile Exchange

Citibank, N.A.

D.A. Davidson & Company

DB Alex Brown/Pershing

DB Securities

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co. — International

Huntleigh Securities

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Bank

Nesbitt Burns Corp.

Penson Financial Services

Pershing Choice Platform

Profunds Distributors, Inc.

SAMCO Capital Markets (Fund Services, Inc.)

Saturn & Co. (Investors Bank & Trust Company)

Smith Moore & Company

Sungard Financial

Turtle & Co. (State Street)

UBS

US Bank

William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company

First Great-West Life and Annuity Insurance Company

First MetLife Investors Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group

Minnesota Life Insurance Company

Mutual of America Life Insurance Company

National Life Insurance Company

Nationwide Financial Services Inc.

Nationwide Life and Annuity Company of America

Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

Sun Life Assurance Company of Canada (U.S.)

Sun Life Assurance and Annuity Company of New York

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Funds or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Funds will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price		As a Percentage of Net Asset Value*		Allowed to Dealers as a Percentage of Offering Price
Less than $ 50,000	5.75%		6.10%		5.20%
$50,000 but less than $ 100,000	4.50		4.71		4.00
$100,000 but less than $ 250,000	3.50		3.63		3.00
$250,000 but less than $ 500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	.00	**	.00	**	.00	***

*	Rounded to the nearest one-hundredth percent.
**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***	Commission is payable by DWS-SDI as discussed below.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. Each Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Class B Purchases. Class B shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor’s purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds’ Prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Purchases. Class C shares of a Fund are offered at net asset value. No initial sales charge is imposed which allows the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds’ prospectus and Statement of Additional Information.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor’s spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as “DWS Funds,” (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or DWS mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Funds or service agents of the Funds;

(c)	certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds;

(i)	employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”) made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)	investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(l)	in connection with a direct “roll over” of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DWS-SDI. The privilege of purchasing Class A shares of the Funds at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for DWS-branded plans under an alliance with DWS-SDI and its affiliates (“DWS Scudder Flex Plans” and “DWS Scudder Choice Plans”).

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.

a.	Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Purchase of Institutional Class Shares. (DWS International Fund only) Information on how to buy shares is set forth in the section entitled “How to Invest in the Fund” in the Fund’s Prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for Institutional Class shares.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Purchase of Class R Shares. (DWS Global Thematic Fund only) Investors may invest in Class R shares through certain retirement and other plans. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee, 0.25% shareholder service fee.)

Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Funds. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’.

A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Portfolio’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of a Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year’s charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under a Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s DWS Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DWS-SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct “roll over” distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made if necessary.

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually in November and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectuses. To use this privilege of investing dividends of a Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Federal Taxation. Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from dividends, (i) interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, and (ii) net income derived from interest in “qualified publicly traded partnerships” (as defined below); or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty.

So long as more than 50% of the value of the total assets of a Fund at the close of the taxable year consists of securities in foreign corporations, the Fund may make an election under Section 853 of the Code to enable the shareholders to claim a credit or deduction (subject to limitations) on their federal income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders will treat such amounts as part of their distribution from the Fund. The foreign tax credit available to shareholders is subject to certain limitations and restrictions imposed by the Code.

If a Fund does not make the election permitted under section 853 of the Code, any foreign taxes paid or accrued will represent an expense to the Fund that will reduce its investment company taxable income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Other Tax Considerations. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Certain of a Fund’s hedging activities (including transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset .If a Fund’s book income is less than its taxable income, that Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Each Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause a Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of Fund securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by each Fund to a shareholder that is not a “US person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2011, each Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by each Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Funds do not intend to designate distributions as interest-related dividends or as short-term capital gain dividends.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-referenced federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on a preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security’s primary exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used. Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members of each Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Corporation. Because each Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87

Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	87

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87

Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87

Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	87

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87

Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation((1)) (telecommunications) (November 1989-October 2003)	87

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87

Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	85

Interested Board Member

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86

Officers(3)

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Michael G. Clark(5) (1965) President, 2006-present	Managing Director(4), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

John Millette(6) (1962) Vice President and Secretary, 1999-present	Director(4), Deutsche Asset Management	n/a

Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(5) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(5) (1962) Assistant Secretary, 2005-present	Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(6) (1962) Assistant Secretary, 1997-present	Managing Director(4), Deutsche Asset Management	n/a

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Scott M. McHugh(6) (1971) Assistant Treasurer, 2005-present	Director(4), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(6) (1957) Assistant Treasurer, 2003-present	Director(4), Deutsche Asset Management	n/a

John Robbins(5) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(4), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)	n/a

A. Thomas Smith(5) (1956) Chief Legal Officer, 2005-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
(3)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(4)	Executive title, not a board directorship.
(5)	Address: 345 Park Avenue, New York, New York 10154.
(6)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which Deutsche Asset Management, Inc. or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter:	DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Board Members

The Board Members of each Corporation met 10 times during the calendar year ended December 31, 2005 and each Board Member attended at least 75% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2004.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held seven (7) meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisors’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the fund complex received by each Board Member during the calendar year 2005. Drs. Gruber, Herring, and Saunders, Messrs. Jones and Searcy and Ms. Rimel became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits from the Funds.

Independent Board Member	Compensation from DWS Global Thematic Fund	Compensation from DWS International Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from the Fund Complex(1)(2)(3)(4)
Henry P. Becton, Jr.(3)(4)	$3,502	$5,830	$0	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$4,324	$6,816	$0	$203,829
Keith R. Fox(3)(4)(5)	$3,920	$6,585	$0	$184,829
Kenneth C. Froewiss(3)(5)(6)	$932	$1,471	$0	$129,687
Martin J. Gruber(7)(9)	$0	$0	$0	$135,000
Richard J. Herring(7)(8)(9)	$0	$0	$0	$136,000
Graham E. Jones(7)(9)	$0	$0	$0	$144,000

Independent Board Member	Compensation from DWS Global Thematic Fund	Compensation from DWS International Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from the Fund Complex(1)(2)(3)(4)
Rebecca W. Rimel(7)(8)(9)	$0	$0	$0	$146,280
Philip Saunders, Jr.(7)(9)	$0	$0	$0	$145,000
William N. Searcy, Jr.(7)(9)	$0	$0	$0	$150,500
Jean Gleason Stromberg(3)(4)(5)	$3,778	$6,315	$0	$178,549
Carl W. Vogt(3)(4)(5)	$3,439	$5,718	$0	$162,049

(1)	The Fund Complex is composed of 167 funds.
(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(3)	For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.
(5)	Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.
(6)	Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

Any Board Member who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in each Fund and Fund Complex as of December 31, 2005.

Independent Board Member	Dollar Range of Securities Owned in DWS Global Thematic Fund	Dollar Range of Securities Owned in DWS International Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director(2)
Henry P. Becton, Jr.	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
Dawn-Marie Driscoll	$10,001 - $50,000	$1 - $10,000	Over $100,000
Keith R. Fox	None	$10,001 - $50,000	Over $100,000
Kenneth C. Froewiss	None	None	Over $100,000
Martin J. Gruber	None	None	Over $100,000
Richard J. Herring	None	None	Over $100,000
Graham E. Jones	None	None	Over $100,000
Rebecca W. Rimel	$50,001 - $100,000	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000	Over $100,000
William N. Searcy, Jr.	None	None	Over $100,000
Jean Gleason Stromberg	None	None	Over $100,000
Carl W. Vogt	None	None	Over $100,000

Interested Board Member:

Axel Schwarzer	None	None(3)

(1)	The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member’s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.
(3)	Mr. Schwarzer as a non-US citizen does not own US registered funds but does own over $100,000 of DWS Funds registered outside the US.

Securities Beneficially Owned

As of November 24, 2006, all Directors and Officers of each Corporation as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of each Fund.

To the best of each Fund’s knowledge, as of November 24, 2006, no person owned of record or beneficially 5% or more of any class of a Fund’s outstanding shares, except as noted below:

As of November 24, 2006, 386,763.02 shares in the aggregate, or 7.83% of the outstanding shares of DWS Global Thematic Fund, Class A, were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration, Jacksonville, FL 32246, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 61,692.89 shares in the aggregate, or 12.52% of the outstanding shares of DWS Global Thematic Fund, Class B, were held in the name of Citigroup Global Markets, Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 53,847.28 shares in the aggregate, or 10.93% of the outstanding shares of DWS Global Thematic Fund, Class B, were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration, Jacksonville, FL 32246, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 302,416.49 shares in the aggregate, or 17.31% of the outstanding shares of DWS Global Thematic Fund, Class C, were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration, Jacksonville, FL 32246, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 229,746.64 shares in the aggregate, or 13.15% of the outstanding shares of DWS Global Thematic Fund, Class C, were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 98,985.84 shares in the aggregate, or 5.67% of the outstanding shares of DWS Global Thematic Fund, Class C, were held in the name of Citigroup Global Markets, Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 43,497.55 shares in the aggregate, or 39.72% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of State Street Bank & Trust TTEE, FBO ADP/DWS Scudder Choice 401(K) Product, Florham Park, NJ 07932, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 16,698.96 shares in the aggregate, or 15.25% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of DWS Trust Company FBO Applied Energy Solutions LLC 401(K) Plan, Attn: Asset Recon Dept., Salem, NH 03079-1143, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 9,719.99 shares in the aggregate, or 8.88% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of MG Trust Co. Agent, Frontier Trust Co. TTEE FBO Innovation Association 401, Fargo, ND 58106-0699, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 7,809.75 shares in the aggregate, or 7.13% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of S&S Manufacturing 401K, Steven E Silverman TTEE, FBO S&S Manufacturing, E. Brunswick, NJ 08816-1635, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 8,406.64 shares in the aggregate, or 7.68% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of MFS Heritage Trust Co., FBO Certain Employee Benefit Plans, Boston, MA 02205-5824, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 17,666.47 shares in the aggregate, or 6.36% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Pershing LLC, Jersey City, NJ 07303, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 66,343.49 shares in the aggregate, or 23.89% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Carey & Co. Trust Division XXXXX, C/O Huntington National Bank, Columbus, OH 43219-6010, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 56,812.21 shares in the aggregate, or 20.46% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of State Street Bank & Trust Co. Cust FBO Scudder Pathway Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 35,332.94 shares in the aggregate, or 12.72% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Pershing LLC, Jersey City, NJ 07303, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 31,891.69 shares in the aggregate, or 11.48% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of State Street Bank & Trust Co. Cust FBO Scudder Pathway Balanced Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 27,522.80 shares in the aggregate, or 9.91% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Pershing LLC, Jersey City, NJ 07303, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 18,960.94 shares in the aggregate, or 6.83% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Pershing LLC, Jersey City, NJ 07303, who may be deemed as the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.	n/a	None	n/a	n/a	n/a
Dawn-Marie Driscoll	n/a	None	n/a	n/a	n/a
Keith R. Fox	n/a	None	n/a	n/a	n/a
Kenneth C. Froewiss	n/a	None	n/a	n/a	n/a
Martin J. Gruber	n/a	None	n/a	n/a	n/a
Richard J. Herring	n/a	None	n/a	n/a	n/a
Graham E. Jones	n/a	None	n/a	n/a	n/a
Rebecca W. Rimel	n/a	None	n/a	n/a	n/a
Philip Saunders, Jr.	n/a	None	n/a	n/a	n/a
William N. Searcy, Jr.	n/a	None	n/a	n/a	n/a
Jean Gleason Stromberg	n/a	None	n/a	n/a	n/a
Carl W. Vogt	n/a	None	n/a	n/a	n/a

Agreement to Indemnify Independent Directors for Certain Expenses.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the investment advisor and the Funds.

FUND ORGANIZATION

Organizational Description

DWS Global Thematic Fund. DWS Global Thematic Fund is a series of DWS Global/International Fund, Inc., a Maryland corporation organized on May 15, 1986. The name of this Corporation was changed, effective May 29, 1998, from Scudder Global Fund, Inc. This Corporation currently consists of four series: DWS Global Thematic Fund, DWS Global Bond Fund, DWS Global Opportunities Fund and DWS Emerging Markets Fixed Income Fund. Each Fund except DWS Global Thematic Fund is further divided into four classes of shares, Class S, Class A, Class B and Class C shares. DWS Global Thematic Fund is further divided into five classes of shares: Class S, Class A, Class B, Class C and Class R.

The authorized capital stock of DWS Global/International Fund, Inc. consists of 1,559,993,796 shares with $0.01 par value, 200 million shares of which are allocated to DWS Global Opportunities Fund, 529,154,575 shares of which are allocated to DWS Global Bond Fund, and 320 million shares of which are allocated to each of DWS Emerging Markets Fixed Income Fund and 370 million shares of which are allocated to DWS Global Thematic Fund.

DWS International Fund, Inc. (the “Corporation”) was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of this Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of this Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation. On February 6, 2006, the name of the Corporation was changed from Scudder International Fund, Inc. to DWS International Fund, Inc.

The authorized capital stock of the Corporation consists of 2,447,923,888 shares of a par value of $.01 each, which capital stock has been divided into six series: DWS International Fund, the original series; DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund, both organized in December 1992; DWS Europe Equity Fund, organized in October 1994; DWS Emerging Markets Equity Fund, organized in May 1996 and DWS International Value Opportunities Fund organized in July 2006. Each series consists of 320 million shares, except for DWS International Fund which consists of 620,595,597 shares, DWS Latin America Equity Fund which consists of 340 million shares and DWS Europe Equity Fund which consists of 420 million shares. DWS International Value Opportunities Fund is divided into four classes of shares: Class A, Class C, Class S and Institutional Class shares. Class S shares of the Fund are offered through a separate statement of additional information.

The Corporation is a Maryland corporation organized under the laws of Maryland and is governed by Amended and Restated Articles of Incorporation that were approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Articles of Incorporation”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of the Fund or a class of the Fund shall be automatically converted into shares of another Fund of the Corporation or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of the Fund or a class of the Fund shall have the right to convert or exchange their shares into shares of one or more other Funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any Fund or class of the Fund (including shares of the same Fund or class as the share), as the Board of Directors of the Corporation may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more Funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of the Fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Corporation to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate the Fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act. Payment for shares redeemed shall be made in cash or other property, or any combination thereof; provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

Except as otherwise permitted by the Articles of Incorporation of the Corporation, upon liquidation or termination of the Fund or class, shareholders of such Fund or class of the Fund shall be entitled to receive, pro rata in proportion to the number of shares of such Fund or class held by each of them, a share of the net assets of such Fund or class, and the holders of shares of any other particular Fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same Fund or class).

The Corporation’s Board of Directors supervises the Fund’s activities. The Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Corporation to establish a multiple class distribution system for its funds.

Under the Plan, each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto), which will be borne solely by shareholders of such class; (b) different service fee payments associated with a service plan for a specific class and any other costs relating to implementing or amending such service plan; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as “Class Expenses” by the Corporation’s Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors.

The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of DWS Global Thematic Fund and DWS International Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements as applicable in the Annual Report to the Shareholders of each Fund dated August 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of DWS Global Thematic Fund — Class A is 233379817.

The CUSIP number of DWS Global Thematic Fund — Class B is 233379791.

The CUSIP number of DWS Global Thematic Fund — Class C is 233379783.

The CUSIP number of DWS Global Thematic Fund — Class R is 233379767.

The CUSIP number of DWS International Fund — Class A: 23337R858.

The CUSIP number of DWS International Fund — Class B is 23337R841.

The CUSIP number of DWS International Fund — Class C is 23337833.

The CUSIP number of DWS International Fund — Institutional Class is 23337R791.

Each Fund has a fiscal year end of August 31.

This Statement of Additional Information contains the information of DWS Global Thematic Fund and DWS International Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

Appendix B

DWS International Fund SAI Class S dated December 1, 2006

DWS Global Thematic Fund (formerly Scudder Global Fund)

a series of DWS Global/International Fund, Inc.

(formerly Global/International Fund, Inc.)

DWS International Fund (formerly Scudder International Fund)

a series of DWS International Fund, Inc.

(formerly Scudder International Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

Class S Shares

December 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the DWS Global Thematic Fund and DWS International Fund (each a “Fund,” collectively the “Funds”), series of DWS Global/International Fund, Inc. and DWS International Fund, Inc., respectively, dated December 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-728-3337 or the firm from which this Statement of Additional Information was obtained and is available along with other related materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders of each Fund, dated August 31, 2006 are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This combined Statement of Additional Information is incorporated by reference into the combined prospectus.

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INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

(7)	make loans to other persons, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With respect to fundamental policy number five above, the Funds have no current intention to hold and sell real estate acquired as a result of a Fund’s ownership of securities.

The Directors of each Corporation (as defined below) have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Directors based upon current circumstances. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

(b)	enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(g)	lend portfolio securities in an amount greater than 33 1/3% of its total assets.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Each Fund may engage in short sales against-the-box, although it is the Fund’s current intention that no more than 5% of its net assets will be at risk.

Each Fund will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. DWS Global Thematic Fund is a diversified series of DWS Global/International Fund, Inc. DWS International Fund is a diversified series of DWS International Fund, Inc. (each a “Corporation,” collectively the “Corporations”). DWS Global Thematic Fund offers five classes of shares: Class S, Class A, Class B, Class C and Class R shares. Only Class S shares are offered herein. DWS International Fund offers five classes of shares: Class S, Class A, Class B, Class C and Institutional Class shares. Only Class S shares are offered herein. Each class has its own important features and policies.

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider

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whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that a Fund’s objective will be met.

Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.

DWS Global Thematic Fund

DWS Global Thematic Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the US. The Fund may be invested 100% in non-US issues, and for temporary defensive purposes may be invested 100% in US issues, although under normal circumstances it is expected that both foreign and US investments will be represented in the Fund’s portfolio.

For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods, the Fund may hold without limit cash and cash equivalents. The Fund may not invest more than 5% of its total assets in debt securities that are rated Baa or below by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or below by Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), or deemed by the Advisor to be of comparable quality (commonly referred to as “high yield” or “junk” bonds).

DWS International Fund

DWS International Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and normally to have investments in securities of at least three different countries other than the US. The Fund will invest primarily in securities of issuers in the 21 developed foreign countries included in the Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index, but may invest in “emerging markets.” The Fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any of the International Bank of Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

When the Advisor believes that it is appropriate to do so in order to achieve the Fund’s investment objective of long-term growth of capital, the Fund may invest up to 20% of its total assets in debt securities. The Fund will predominantly purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged by the Advisor to be of equivalent quality. The Fund may also invest up to 5% of its total assets in debt securities which are rated below investment-grade.

The Fund may hold up to 20% of its net assets in US and foreign fixed income securities for temporary defensive purposes when the Advisor believes that market conditions so warrant. The Fund may invest up to 20% of its net assets under normal conditions, and without limit for temporary defensive purposes, in cash or cash equivalents including domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements, when the Advisor deems such a position advisable in light of economic or market conditions.

To meet federal tax requirements for qualification as a regulated investment company each Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in securities of a single issuer (other than US government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

Temporary Defensive Policy. As a temporary defensive measure, DWS Global Thematic Fund could shift up to 100% of its assets into investments such as money market securities. As a temporary defensive measure, DWS International Fund could shift up to 100% of its assets into investments such as US or Canadian money market securities. These measures could prevent losses, but, while engaged in a temporarily defensive position, a Fund was not pursuing its goal.

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Master/feeder Fund Structure. The Boards of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a Fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ prospectus.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

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The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYON”(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. A Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, GDRs and other

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types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Fund to a bank or broker-dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

A Fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging a Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a Fund. The Euro was introduced on January 1, 1999 by eleven members countries of the European Economic and Monetary Union (EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

Eurodollar Instruments. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of Funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

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Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of a Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness) involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not

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been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investments. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

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Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. A Fund may also purchase, to a limited extent, debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the greater their risks render them like equity securities. DWS International Fund will invest no more than 5% of its total assets in securities rated BB or lower by Moody’s or Ba by S&P, and may invest in securities which are rated D by S&P. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

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High yield, high-risk securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. An economic downturn could disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a Fund to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds’ Boards have approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

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A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as a Fund’s assets increase (and thus have a more limited effect on a Fund’s performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no Fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded

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(which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. A Fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. The Funds may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, Funds may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with the Fund’s investment policies and restrictions as set forth in its registration statement.

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Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Fund. A Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Companies. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that a Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is

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unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Fund’s participation interests in the security, plus accrued interest. As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.

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REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, (the “Code”) and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker-dealer. Some repurchase commitment transactions may not provide a Fund with collateral marked-to-market during the term of the commitment.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a Fund’s investment restrictions applicable to that activity. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in

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small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In

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addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that

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option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term “commodity pool operator” adapted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a

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daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Fund may engage in currency transactions with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the US dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or

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currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities

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subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund’s obligations or to segregate cash or liquid assets equal to the amount of a Fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet their obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of their obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

A Fund’s activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise

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more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. A Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a Fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a Fund, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

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The government guarantee of the US Government Securities in a Fund’s portfolio does not guarantee the net asset value of the shares of a Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, however, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks

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have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS(TM) and Certificate of Accrual on Treasuries (CATS(TM). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be US Government securities, as defined in the 1940 Act; therefore, a Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be US Government securities for the purpose of determining if a Fund is “diversified” under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, each Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each Fund’s prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

Each Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a Fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Fund’s Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Fund’s Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than

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holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the Funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Funds. Under the supervision of the Board of Directors of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DeIM makes the Funds’ investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Corporation’s Board of Directors. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds’ investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by DeAM and its affiliates to the DWS Mutual Funds.

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The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The Boards and the shareholders of each Fund recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Funds. Pursuant to each Investment Management Agreements, the Advisor provides continuing investment management of the assets of each Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for each Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with each Fund’s policies as stated in its Prospectus and SAI, or as adopted by each Fund’s Board. The Advisor will also monitor, to the extent not monitored by each Fund’s administrator or other agent, the Fund’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to each Fund’s Board in valuing the securities and other instruments held by each Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by each Fund.

Pursuant to each Investment Management Agreement, (unless otherwise provided in the agreement or as determined by each Fund’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund’s share of payroll taxes, who are affiliated persons of the Advisor.

Each Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund’s custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

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Each Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. Each Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice.

For all series provided under each Investment Management Agreement, the funds pay the advisor a fee, computed daily and paid monthly, at the annual rates as a percentage of net assets shown below:

DWS Global Thematic Fund	Management Fee Rate
$0-$500 million	0.915%
$500 million-$1 billion	0.865%
$1 billion-$1.5 billion	0.815%
$1.5 billion-$2 billion	0.765%
over $2 billion	0.715%

DWS International Fund	Management Fee Rate
$0-$6 billion	0.59%
$6 billion-$7 billion	0.54%
over $7 billion	0.515%

The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal Year 2006	Fiscal Year 2005*	Fiscal Year 2004*
DWS Global Thematic Fund	$10,935,782	$8,883,911	$8,518,604
DWS International Fund	$10,835,832	$10,735,566	$11,830,071

*	Prior to June 1, 2006, these fees included an administrative service fee.

DWS Global Thematic Fund. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.28% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.

DWS International Fund. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.00% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses.

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The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

In addition, the Boards and shareholders of each Fund recently approved a new subadvisor approval policy for the Fund (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the applicable Board, including a majority of their independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Boards, including their independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. Each Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. Each Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Administrative Agreement

From August 14, 2000 for DWS International Fund, and September 11, 2000 for DWS Global Thematic Fund, until March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the ”Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”). Effective April 1, 2004, the Administrative Agreement was terminated. For periods subsequent to April 1, 2004, the Funds have directly borne other Fund fees and expenses, subject to the Advisor’s contractual obligation to waive fees and reimburse expenses to maintain the Fund’s operating expenses at a specified level, as disclosed in the Prospectus.

DWS Global Thematic Fund

For the period through March 31, 2004, the Administrative Fee paid by the Fund was $2,412,814, of which $427 and $12,751 for Class AARP and Class S, respectively, were not imposed as of August 31, 2004.

DWS International Fund

For the period September 1, 2003 through March 31, 2004, the Administrative Fee paid by the Fund was $6,145,072.

Each Fund recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, each Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund’s average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as each Board of the Funds reasonably deems necessary for the proper administration of the Funds. The Advisor provides each Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect

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payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain Fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and Brown Brothers Harriman & Co., (“BBH”), the Administrator has delegated certain administrative functions to BBH. The costs and expenses of such delegation are borne by the Administrator, not by the Funds.

Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Codes of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporations and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers

Each Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

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•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1-, 3- and 5-year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers. The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund’s portfolio management team in the Funds as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of August 31, 2006.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Matthias Knerr (DWS International Fund)	$0	$500,001 - $1,000,000
Oliver Kratz (DWS Global Thematic Fund)	$100,001 - $500,000	$100,001 - $500,000

Conflicts of Interest. In addition to managing the assets of a Fund, a Fund’s portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of August 31, 2006.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Matthias Knerr (DWS International Fund)	5	$1,536,550,901.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	8	$2,028,268,188.37	0	$0

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Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Matthias Knerr (DWS International Fund)	3	$105,600,852.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	12	$439,531,809.36	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr (DWS International Fund)	4	$893,622,414.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	6	$796,861,927.81	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor, including other client accounts managed by a Fund’s portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

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•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•	The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Funds’ Boards.

FUND SERVICE PROVIDERS

Principal Underwriter

The Corporations, on behalf of the Funds, have an underwriting agreement with DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor” or “DWS-SDI”), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Corporations’ underwriting agreements dated April 5, 2002 were last approved by the Directors on September 28, 2006 and will remain in effect from year to year thereafter only if their continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of each Fund.

Under the underwriting agreement, each Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectuses and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

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The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

Although Class S shares of the Funds do not have a 12b-1 Plan, and the Directors have no current intention of adopting one, the Funds will also pay those fees and expenses permitted to be paid or assumed by the Corporations pursuant to a 12b-1 Plan, if any, adopted by the Corporations, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

Independent Registered Public Accounting Firm

The financial highlights of each Fund included in the Funds’ prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray, LLP, One International Place, Boston, Massachusetts 02110-2624, serves as legal counsel to each Fund and the Independent Directors of each Fund.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, an affiliate of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to an agreement between DWS-SFAC and State Street Bank and Trust Company (“SSB”), DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Funds.

Effective upon termination of the Administrative Agreement, the Funds pay DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

For the period April 1, 2004 through August 31, 2004 the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $339,742.

For the period April 1, 2004 through August 31, 2004 the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $267,597.

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For the fiscal year ended August 31, 2005 the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $411,295.

For the fiscal year ended August 31, 2005 the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $531,757.

For the period from September 1, 2005 through May 31, 2006, the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $391,546, all of which was paid.

For the period from September 1, 2005 through May 31, 2006, the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $503,034, all of which was paid.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Effective June 1, 2006, pursuant to the Administrative Services Agreement among the Advisor and SSB, the Advisor has delegated certain fund accounting functions to SSB.

Custodian

Brown Brothers Harriman & Company (“Custodian”), 40 Water Street, Boston, MA 02109 serves as Custodian to the Funds. The Custodian has entered into agreements with foreign subcustodians approved by the Directors of the Corporations pursuant to Rule 17f-5 of the 1940 Act.

Custodian’s fee may be reduced by certain earnings credits in favor of each Fund.

Transfer Agent

DWS Scudder Service Corporation (“Service Corporation” or “DWS-SSC”), P.O. Box 219669, Kansas City, Missouri, 64121-9669, an affiliate of the Advisor, is the transfer agent and dividend-disbursing agent for each Fund. Service Corporation also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Pursuant to a sub-transfer agency agreement between DWS-SSC and DST Systems, Inc. (“DST”), DWS-SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SSC, not by the Funds. Each Fund pays Service Corporation an annual fee of $26 for each regular account for a shareholder and $29 for each retirement account maintained for a participant.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Retirement Service Provider. DWS Trust Company, 11 Northeastern Boulevard, Salem, NH 03079 an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans invested in the Funds. Annual service fees are paid by each Fund to DWS Trust Company for such accounts. Each Fund pays DWS Trust Company an annual fee of $29 per shareholder account.

Prior to April 30, 2004, the foregoing costs were borne by the Advisor in accordance with the Administrative Agreement.

Pursuant to an agreement between DWS Trust Company and ADP, DWS Trust Company has delegated certain of these sub-accounting and recordkeeping services to ADP. The costs and expenses of such delegation are borne by DWSTC, not by the Funds.

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PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for each Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

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Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

DWS Global Thematic Fund: For the fiscal years ended August 31, 2004, August 31, 2005 and August 31, 2006, the Fund paid aggregate brokerage commissions of $2,263,000, $1,881,808 and $5,808,194, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2006, the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of August 31, 2006
General Electric Co.	$25,906,000
Julius Baer Investment Management LLC	$20,374,000
Erste Bank Der Oesterreichiscehn Sparkassen	$16,285,000
ABN Amro Holdings NV	$15,257,000
Credit Suisse	$12,056,000
Allianz AG	$9,336,000
Bangkok Bank	$8,322,000
DBS Group Holdings Ltd.	$4,243,000

DWS International Fund: For the fiscal years ended August 31, 2004, August 31, 2005 and August 31, 2006, the Fund paid aggregate brokerage commissions of $2,035,000, $3,601,297 and $4,516,279, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2006, the Fund held the following securities of its regular brokers or dealers:

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Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of August 31, 2006
Societe Generale	$34,809,000
Unicredito Italiano SpA	$30,028,000
ING Groep NV	$22,977,000
AXA	$21,181,000
Australia & New Zealand Group, Ltd.	$18,521,000
Alpha Bank AE	$10,778,000

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
DWS Global Thematic Fund	0%	0%	$0
DWS International Fund	0%	0%	$0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	2006	2005
DWS Global Thematic Fund	143%	54%
DWS International Fund	76%	57%

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Funds’ agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Funds and their agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the

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determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI (“trade date”).

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to Service Corporation for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Funds’ shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on each Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds’ principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written

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confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder’s Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of their shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Funds’ prospectuses.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of the Funds or the Advisor and its affiliates. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if

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they prefer, subscribe initially for at least $2,500 for Class S through DWS Scudder Distributors, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Revenue Sharing. In light of recent regulatory developments, the investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Funds, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any Fund, any record keeping/sub-transfer agency fees payable by the Funds (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a Fund with “shelf space” or access to a third party platform

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or fund offering list, or other marketing programs including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the Funds serviced and maintained by the financial advisor, .05% to .40% of sales of the Funds attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of these Funds or of any particular share class of the Funds. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of these Funds.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.

AIG Advisors Group

Cadaret, Grant & Co. Inc.

Brown Brothers Harriman

Capital Analyst, Incorporated

Citicorp Investment Services

Citigroup Global Markets, Inc. (dba Smith Barney)

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

The Principal Financial Group

Prudential Investments

Raymond James & Associates

Raymond James Financial Services

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RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wachovia Securities

Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing

Charles Schwab & Co., Inc.

E*Trade

Fidelity Investments

First Trust

National Financial

National Investor Services Corporation

Pershing LLC

USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services

ACS / Buck Consultants

ADP, Inc.

Alliance Benefit Group Financial Services Corp.

American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement Services Company, LLC

AST Trust Company

Benefit Administration

BISYS

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Charles Schwab Trust Company

City National Bank

Citistreet

C.N.A. Trust

Compusys/ERISA Group Inc.

Copeland Companies

CPI Qualified Plans Daily Access.Com Inc.

Digital Retirement Solutions

Edgewood Services

Expert Plan Inc.

Federated Securities Corp.

Fidelity Institutional Retirement Services Company

Fisserv

Franklin Templeton Defined Contribution

GoldK

Great West Life and Annuity / BenefitsCorp Equities Inc.

Hand Securities

Hartford Life Insurance Company

Hewitt Assoc. LLC

ING Aetna Trust Company

Invesmart

JPMorgan Retirement Plan Services LLC

John Hancock

Lincoln National Life

Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company

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Maryland Supplemental Retirement Plan

Matrix Settlement & Clearance

Mercer HR Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Met Life

MFS

Mid Atlantic Capital Corporation

Nationwide Trust Company

Nationwide Financial

Neuberger Berman

New York Life Investment Management Service Company

Nyhart/Alliance Benefit Group Indiana

PFPC, Inc.

Plan Administrators, Inc.

PNC Bank N.A.

Principal Life Insurance Company

Prudential Investments

Reliance Trust Company

Resource Trust (IMS)

Retirement Financial Services

State Street Bank and Trust Company

SunGard Investment Products Inc.

The Princeton Retirement Group, Inc.

T. Rowe Price

Union Bank of California

UMB Bank

Valic/Virsco Retirement Services Co

Vanguard Group

Wachovia Bank (First Union National Bank)

Wells Fargo

Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear Stearns

Brown Investment Advisory & Trust Company

Brown Brothers Harriman

Cadaret Grant & Co.

Chase Manhattan Bank

Chicago Mercantile Exchange

Citibank, N.A.

D.A. Davidson & Company

DB Alex Brown/Pershing

DB Securities

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co.-International

Huntleigh Securities

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Bank

Nesbitt Burns Corp.

Penson Financial Services

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Pershing Choice Platform

Profunds Distributors, Inc.

SAMCO Capital Markets (Fund Services, Inc.)

Saturn & Co. (Investors Bank & Trust Company)

Smith Moore & Company

Sungard Financial

Turtle & Co. (State Street)

UBS

US Bank

William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company

First Great-West Life and Annuity Insurance Company

First MetLife Investors Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group Minnesota Life Insurance Company

Mutual of America Life Insurance Company

National Life Insurance Company

Nationwide Financial Services Inc.

Nationwide Life and Annuity Company of America

Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

Sun Life Assurance Company of Canada (U.S.)

Sun Life Assurance and Annuity Company of New York

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

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United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Funds or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Funds will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Eligible Class S Investors.

Only certain investors are eligible to buy Class S shares, as described in greater detail below.

A.	The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. (“DWS-SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

1.	Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004, and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

3.	Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

4.	Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

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5.	Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

8.	Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the Fund in connection with the Fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

9.	Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

10.	Shareholders of Investment Class of any DWS Fund who became shareholders of Class S shares of the Fund with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B.	The following additional investors may purchase Class S shares of DWS Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Funds. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’.

A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

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A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Portfolio’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. The Funds reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

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Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Funds, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Each Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made if necessary.

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually in November and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of a Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically

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reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Federal Taxation. Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

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In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

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Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty.

So long as more than 50% of the value of the total assets of a Fund at the close of the taxable year consists of securities in foreign corporations, the Fund may make an election under Section 853 of the Code to enable the

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shareholders to claim a credit or deduction (subject to limitations) on their federal income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders will treat such amounts as part of their distribution from the Fund. The foreign tax credit available to shareholders is subject to certain limitations and restrictions imposed by the Code.

If a Fund does not make the election permitted under section 853 of the Code, any foreign taxes paid or accrued will represent an expense to the Fund that will reduce its investment company taxable income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Other Tax Considerations. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Certain of a Fund’s hedging activities (including transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, that Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Each Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause a Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semiannual reports to shareholders.

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All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of Fund securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by each Fund to a shareholder that is not a “US person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2011, each Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by each Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Funds do not intend to designate distributions as interest-related dividends or as short-term capital gain dividends.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-referenced federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares

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of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security’s primary exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used. Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

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DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members of each Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise as provided in the governing documents of the Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members of the Corporation may also serve in similar capacities with other funds in the fund complex.

Independent Board Members

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87

Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	87

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present). Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87

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Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87

Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	87

Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87

Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation(1) (telecommunications) (November 1989-October 2003)	87

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87

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Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	85

Interested Board Member

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86

Officers(3)

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Michael G. Clark(5) (1965) President, 2006-present	Managing Director(4), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

John Millette(6) (1962) Vice President and Secretary, 1999-present	Director(4), Deutsche Asset Management	n/a

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Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005 -present	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(5) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005) Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(5) (1962) Assistant Secretary, 2005-present	Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(6) (1962) Assistant Secretary, 1997-present	Managing Director(4), Deutsche Asset Management	n/a

Scott M. McHugh(6) (1971) Assistant Treasurer, 2005-present	Director(4), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(6) (1957) Assistant Treasurer, 2003-present	Director(4), Deutsche Asset Management	n/a

John Robbins(5) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(4), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)	n/a

A. Thomas Smith(5) (1956) Chief Legal Officer, 2005-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

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(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
(3)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(4)	Executive title, not a board directorship.
(5)	Address: 345 Park Avenue, New York, New York 10154.
(6)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Board Members

The Board Members of the Trust met 10 times during the calendar year ended December 31, 2005 and each Board Member attended at least 75% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2004.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

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The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held seven (7) meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisors’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the fund complex received by each Board Member during the calendar year 2005. Drs. Gruber, Herring and Saunders, Messrs. Jones and Searcy, and Ms. Rimel became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits from the Funds.

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Independent Board Member	Compensation from DWS Global Thematic Fund	Compensation from DWS International Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from the Fund Complex (1)(2)(3)(4)
Henry P. Becton, Jr.(3)(4)	$3,502	$5,830	$0	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$4,324	$6,816	$0	$203,829
Keith R. Fox(3)(4)(5)	$3,920	$6,585	$0	$184,829
Kenneth C. Froewiss(3)(5)(6)	$932	$1,471	$0	$129,687
Martin J. Gruber(7)(9)	$0	$0	$0	$135,000
Richard J. Herring(7)(8)(9)	$0	$0	$0	$136,000
Graham E. Jones(7)(9)	$0	$0	$0	$144,000
Rebecca W. Rimel(7)(8)(9)	$0	$0	$0	$146,280
Philip Saunders, Jr.(7)(9)	$0	$0	$0	$145,000
William N. Searcy, Jr.(7)(9)	$0	$0	$0	$150,500
Jean Gleason Stromberg(3)(4)(5)	$3,778	$6,315	$0	$178,549
Carl W. Vogt(3)(4)(5)	$3,439	$5,718	$0	$162,049

(1)	The Fund Complex is composed of 167 funds.
(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(3)	For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.
(5)	Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.
(6)	Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

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Any Board Member who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in each Fund and Fund Complex as of December 31, 2005.

Independent Board Member	Dollar Range of Securities Owned in DWS Global Thematic Fund	Dollar Range of Securities Owned in DWS International Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director(2)
Henry P. Becton, Jr.	$10,001 - $50,000	$10,001- $50,000	Over $100,000
Dawn-Marie Driscoll	$10,001 - $50,000	$1 - $10,000	Over $100,000
Keith R. Fox	None	$10,001- $50,000	Over $100,000
Kenneth C. Froewiss	None	None	Over $100,000
Martin J. Gruber	None	None	Over $100,000
Richard J. Herring	None	None	Over $100,000
Graham E. Jones	None	None	Over $100,000
Rebecca W. Rimel	$50,001 - $100,000	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000	Over $100,000
William N. Searcy, Jr.	None	None	Over $100,000
Jean Gleason Stromberg	None	None	Over $100,000
Carl W. Vogt	None	None	Over $100,000

Interested Board Member:

Axel Schwarzer	None	None(3)

(1)	The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member’s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.
(3)	Mr. Schwarzer as a non-US citizen does not own US registered funds but does own over $100,000 of DWS funds registered outside the US.

Securities Beneficially Owned

As of November 24, 2006, all Directors and Officers of each Corporation as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of each Fund.

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To the best of each Fund’s knowledge, as of November 24, 2006, no person owned of record or beneficially 5% or more of any class of a Fund’s outstanding shares, except as noted below:

As of November 24, 2006, 2,341,872.74 shares in the aggregate, or 6.93% of the outstanding shares of DWS Global Thematic Fund, Class S, were held in the name of Charles Schwab & Co, Inc., Reinvest Account, San Francisco, CA 94104, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 1,790,287.08 shares in the aggregate, or 7.50% of the outstanding shares of DWS International Fund, Class S, were held in the name of Charles Schwab & Co, Inc., Attn: Mutual Funds Dept., San Francisco, CA 94104, who may be deemed as the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.	n/a	None	n/a	n/a	n/a
Dawn-Marie Driscoll	n/a	None	n/a	n/a	n/a
Keith R. Fox	n/a	None	n/a	n/a	n/a
Kenneth C. Froewiss	n/a	None	n/a	n/a	n/a
Martin J. Gruber	n/a	None	n/a	n/a	n/a
Richard J. Herring	n/a	None	n/a	n/a	n/a
Graham E. Jones	n/a	None	n/a	n/a	n/a
Rebecca W. Rimel	n/a	None	n/a	n/a	n/a
Philip Saunders, Jr.	n/a	None	n/a	n/a	n/a
William N. Searcy, Jr.	n/a	None	n/a	n/a	n/a
Jean Gleason Stromberg	n/a	None	n/a	n/a	n/a
Carl W. Vogt	n/a	None	n/a	n/a	n/a

Agreement to Indemnify Independent Directors for Certain Expenses.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be

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incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the investment advisor and the Funds.

FUND ORGANIZATION

Organizational Description

DWS Global Thematic Fund. DWS Global Thematic Fund is a series of DWS Global/International Fund, Inc., a Maryland corporation organized on May 15, 1986. The name of this Corporation was changed, effective May 29, 1998, from Scudder Global Fund, Inc. This Corporation currently consists of four series: DWS Global Thematic Fund, DWS Global Bond Fund, DWS Global Opportunities Fund and DWS Emerging Markets Fixed Income Fund. Each Fund except DWS Global Thematic Fund is further divided into four classes of shares, Class S, Class A, Class B and Class C shares. DWS Global Thematic Fund is further divided into five classes of shares: Class S, Class A, Class B, Class C and Class R.

The authorized capital stock of DWS Global/International Fund, Inc. consists of 1,559,993,796 shares with $0.01 par value, 200 million shares of which are allocated to DWS Global Opportunities Fund, 529,154,575 shares of which are allocated to DWS Global Bond Fund, and 320 million shares of which are allocated to DWS Emerging Markets Fixed Income Fund and 370 million shares of which are allocated to DWS Global Thematic Fund.

DWS International Fund. DWS International Fund, Inc. (the “Corporation”) was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of this Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of this Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation. On February 6, 2006, the name of the Corporation was changed from Scudder International Fund, Inc. to DWS International Fund, Inc.

The authorized capital stock of the Corporation consists of 2,447,923,888 shares of a par value of $.01 each, which capital stock has been divided into six series: DWS International Fund, the original series; DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund, both organized in December 1992; DWS Europe Equity Fund, organized in October 1994; DWS Emerging Markets Equity Fund, organized in May 1996 and DWS International Value Opportunities Fund organized in July 2006. Each series consists of 320 million shares, except for DWS International Fund which consists of 620,595,597 shares, DWS Latin America Equity Fund which consists of 340 million shares and DWS Europe Equity Fund which consists of 420 million shares. DWS International Value Opportunities Fund is divided into four classes of shares: Class A, Class C, Class S and Institutional Class shares. Class S shares of the Fund are offered through a separate statement of additional information.

The Corporation is a Maryland corporation organized under the laws of Maryland and is governed by Amended and Restated Articles of Incorporation that were approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Articles of Incorporation”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

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The Board of Directors may determine that shares of the Fund or a class of the Fund shall be automatically converted into shares of another Fund of the Corporation or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of the Fund or a class of the Fund shall have the right to convert or exchange their shares into shares of one or more other Funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any Fund or class of the Fund (including shares of the same Fund or class as the share), as the Board of Directors of the Corporation may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more Funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of the Fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Corporation to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate the Fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation

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to redeem shares to the extent permissible under the 1940 Act. Payment for shares redeemed shall be made in cash or other property, or any combination thereof; provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

Except as otherwise permitted by the Articles of Incorporation of the Corporation, upon liquidation or termination of the Fund or class, shareholders of such Fund or class of the Fund shall be entitled to receive, pro rata in proportion to the number of shares of such Fund or class held by each of them, a share of the net assets of such Fund or class, and the holders of shares of any other particular Fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same Fund or class).

The Corporation’s Board of Directors supervises the Fund’s activities. The Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Corporation to establish a multiple class distribution system for its funds.

Under the Plan, each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto), which will be borne solely by shareholders of such class; (b) different service fee payments associated with a service plan for a specific class and any other costs relating to implementing or amending such service plan; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as “Class Expenses” by the Corporation’s Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to its respective Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

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•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of DWS Global Thematic Fund and DWS International Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated August 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

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ADDITIONAL INFORMATION

The CUSIP number of DWS Global Thematic Fund Class S is 233379759.

The CUSIP number of DWS International Fund Class S shares is 23337R817.

Each Fund has a fiscal year end of August 31.

This Statement of Additional Information contains the information of DWS Global Thematic Fund and DWS International Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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RATINGS OF INVESTMENTS

Standard & Poor’s Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well

69

safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA”` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization

70

process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

71

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

72

Appendix C

Unaudited Pro Forma Financial Statements

Pro Forma

Portfolio of Investments

August 31, 2006

	DWS International Fund Shares	DWS International Equity Portfolio Shares	DWS International Fund Pro Forma Combined Shares	DWS International Fund Value ($)	DWS International Equity Portfolio Value ($)	DWS International Fund Pro Forma Combined Value ($)
Common Stocks 94.8%

Australia 1.1%
Australia & New Zealand Banking Group Ltd.	890,198	167,363	1,057,561	18,520,899	3,482,049	22,002,948
(Cost $10,718,528, $1,932,521 and $12,651,049, respectively)

Belgium 2.5%
InBev NV	384,700	73,300	458,000	19,975,544	3,806,102	23,781,646
Umicore	156,800	29,800	186,600	22,800,362	4,333,232	27,133,594

(Cost $37,749,245, $7,250,844 and $45,000,089, respectively)				42,775,906	8,139,334	50,915,240

Brazil 2.5%
Companhia Vale do Rio Doce (ADR)	529,036	100,968	630,004	11,342,532	2,164,754	13,507,286
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred)	458,400	87,600	546,000	16,002,744	3,058,116	19,060,860
Petroleo Brasileiro SA (ADR)	169,330	32,200	201,530	15,182,128	2,887,052	18,069,180

(Cost $22,360,591, $4,430,494 and $26,791,085, respectively)				42,527,404	8,109,922	50,637,326

Denmark 1.0%
Novo Nordisk AS “B”	223,400	42,600	266,000	16,517,879	3,149,784	19,667,663
(Cost $13,820,951, $2,639,470 and $16,460,421, respectively)

Finland 3.0%
Fortum Oyj	459,700	87,700	547,400	12,367,833	2,359,493	14,727,326
Nokia Oyj	750,097	185,204	935,301	15,712,128	3,879,430	19,591,558
Nokia Oyj (ADR)	226,996	—	226,996	4,739,677	—	4,739,677
Nokian Renkaat Oyj	1,021,910	195,030	1,216,940	17,897,031	3,415,622	21,312,653

(Cost $42,501,286, $8,470,659 and $50,971,945, respectively)				50,716,669	9,654,545	60,371,214

France 8.2%
Axa	570,092	109,619	679,711	21,180,820	4,072,712	25,253,532
CNP Assurances	107,677	20,696	128,373	11,125,695	2,138,408	13,264,103
Pernod Ricard SA	42,571	8,113	50,684	9,288,131	1,770,093	11,058,224
Schneider Electric SA	158,739	30,153	188,892	16,930,419	3,215,989	20,146,408
Societe Generale	215,639	41,452	257,091	34,809,492	6,691,383	41,500,875
Total SA	669,940	127,547	797,487	45,232,058	8,611,537	53,843,595

(Cost $89,333,803, $17,778,434 and $107,112,237, respectively)				138,566,615	26,500,122	165,066,737

Germany 12.3%
BASF AG	224,851	44,128	268,979	18,531,399	3,636,869	22,168,268
Bayer AG	351,811	67,474	419,285	17,429,439	3,342,800	20,772,239
Commerzbank AG	712,708	136,981	849,689	24,927,235	4,790,963	29,718,198
Continental AG	121,138	23,117	144,255	12,958,857	2,472,964	15,431,821
Deutsche Boerse AG	138,009	26,092	164,101	20,946,701	3,960,186	24,906,887
Deutsche Post AG (Registered)	441,930	84,628	526,558	11,204,671	2,145,654	13,350,325
E.ON AG	226,952	43,249	270,201	28,831,707	5,494,301	34,326,008
Fresenius Medical Care AG & Co.	110,061	21,021	131,082	14,520,654	2,773,359	17,294,013
Hypo Real Estate Holding AG	603,828	115,075	718,903	37,441,948	7,135,529	44,577,477
Merck KGaA	131,099	25,042	156,141	13,015,021	2,486,077	15,501,098
Stada Arzneimittel AG (Registered)	175,241	33,503	208,744	8,551,583	1,634,912	10,186,495

(Cost $136,273,044, $27,304,155 and $163,577,199, respectively)				208,359,215	39,873,614	248,232,829

Greece 2.5%
Alpha Bank AE	405,226	76,837	482,063	10,777,660	2,043,608	12,821,268
Hellenic Telecommunications Organization SA	561,320	107,900	669,220	12,944,427	2,488,248	15,432,675
National Bank of Greece SA	465,700	89,200	554,900	19,330,856	3,702,625	23,033,481

(Cost $29,721,440, $5,803,213 and $35,524,653, respectively)				43,052,943	8,234,481	51,287,424

India 0.8%
ICICI Bank Ltd.	995,100	189,900	1,185,000	13,185,997	2,516,351	15,702,348
(Cost $6,802,462, $1,274,633 and $8,077,095, respectively)
Ireland 2.5%
Anglo Irish Bank Corp., PLC	1,086,919	208,135	1,295,054	17,963,325	3,439,812	21,403,137
CRH PLC	591,900	20,000	611,900	20,497,185	693,614	21,190,799
CRH PLC	139,400	119,230	258,630	4,834,492	4,128,872	8,963,364

(Cost $34,126,257, $6,614,901 and $40,741,158, respectively)				43,295,002	8,262,298	51,557,300

Italy 4.2%
Banca Italease	602,900	115,700	718,600	28,903,397	5,546,729	34,450,126
Saras SpA Raffinerie Sarde	2,148,042	412,459	2,560,501	11,998,559	2,303,918	14,302,477
UniCredito Italiano SpA	3,768,200	722,100	4,490,300	30,027,845	5,754,235	35,782,080

(Cost $69,819,664, $13,477,024 and $83,296,688, respectively)				70,929,801	13,604,882	84,534,683

Japan 20.0%
AEON Co., Ltd.	534,400	102,100	636,500	13,451,612	2,570,003	16,021,615
Canon, Inc.	745,000	142,500	887,500	37,061,204	7,088,888	44,150,092
Credit Saison Co., Ltd.	310,800	59,300	370,100	14,005,128	2,672,150	16,677,278
Daito Trust Construction Co., Ltd.	335,400	64,200	399,600	17,427,829	3,335,917	20,763,746
Komatsu, Ltd.	908,000	175,000	1,083,000	16,590,656	3,197,538	19,788,194
Makita Corp.	604,000	116,000	720,000	17,750,330	3,409,004	21,159,334
Mitsubishi Corp.	1,492,200	282,400	1,774,600	30,379,130	5,749,274	36,128,404
Mitsubishi UFJ Financial Group, Inc.	909	173	1,082	12,388,943	2,357,852	14,746,795
Mitsui Fudosan Co., Ltd.	885,000	170,000	1,055,000	19,826,654	3,808,510	23,635,164
Mitsui Sumitomo Insurance Co., Ltd.	947,000	179,000	1,126,000	11,551,633	2,183,466	13,735,099
Mizuho Financial Group, Inc.	3,497	634	4,131	28,269,117	5,125,142	33,394,259
Nippon Mining Holdings, Inc.	1,503,000	288,000	1,791,000	11,010,520	2,109,800	13,120,320
Nishi-Nippon City Bank, Ltd.	2,475,000	475,000	2,950,000	12,017,122	2,306,316	14,323,438
Nissan Motor Co., Ltd.	1,497,333	281,353	1,778,686	17,014,713	3,197,111	20,211,824
Shinsei Bank Ltd.	2,275,000	433,000	2,708,000	14,011,031	2,666,715	16,677,746
Sumitomo Corp.	1,285,000	246,000	1,531,000	17,371,225	3,325,542	20,696,767
Sumitomo Metal Mining Co., Ltd.	570,000	110,000	680,000	8,035,692	1,550,747	9,586,439
Toyota Motor Corp.	457,900	87,400	545,300	24,846,229	4,742,434	29,588,663
Yamaha Motor Co., Ltd.	610,000	117,000	727,000	16,263,895	3,119,468	19,383,363

(Cost $236,875,423, $45,030,833 and $281,906,256, respectively)				339,272,663	64,515,877	403,788,540

Korea 0.9%
Samsung Electronics Co., Ltd.	21,741	4,149	25,890	14,700,562	2,805,420	17,505,982
(Cost $3,082,565, $541,789 and $3,624,354, respectively)

Luxembourg 0.8%
Millicom International Cellular SA	366,500	69,900	436,400	14,300,830	2,727,498	17,028,328
(Cost $12,960,220, $2,471,780 and $15,432,000, respectively)

Mexico 1.2%
Fomento Economico Mexicano SA de CV (ADR)	214,100	40,600	254,700	20,108,272	3,813,152	23,921,424
(Cost $14,501,238, $2,750,420 and $17,251,658, respectively)

Netherlands 1.3%
ING Groep NV (CVA)	531,400	101,600	633,000	22,977,097	4,393,062	27,370,159
(Cost $20,165,139, $3,855,487 and $24,020,626, respectively)

Norway 1.9%
Aker Kvaerner ASA	111,800	21,500	133,300	10,698,988	2,057,497	12,756,485
Norsk Hydro ASA	886,300	129,800	1,016,100	22,851,455	3,346,631	26,198,086

(Cost $31,889,421, $5,087,065 and $36,976,486, respectively)				33,550,443	5,404,128	38,954,571

Russia 0.6%
Novolipetsk Steel (GDR)	32,912	6,326	39,238	648,367	124,622	772,989
OAO Gazprom (ADR) (REG S)	190,732	—	190,732	8,983,477	—	8,983,477
OAO Gazprom (ADR) (REG S)	5,709	37,512	43,221	268,894	1,766,815	2,035,709

(Cost $3,459,089, $642,848 and $4,101,937, respectively)				9,900,738	1,891,437	11,792,175

Sweden 2.0%
Assa Abloy AB “B”	799,400	152,900	952,300	14,009,466	2,679,569	16,689,035
Atlas Copco AB “B”	513,900	98,700	612,600	12,409,961	2,383,466	14,793,427
Swedish Match AB	423,400	80,900	504,300	7,157,159	1,367,534	8,524,693

(Cost $34,872,010, $6,681,198 and $41,553,208, respectively)				33,576,586	6,430,569	40,007,155

Switzerland 6.1%
Novartis AG (Registered)	379,675	71,353	451,028	21,669,715	4,072,428	25,742,143
Roche Holding AG (Genusschein)	189,498	35,829	225,327	34,932,848	6,604,867	41,537,715
UBS AG (Registered)	654,910	124,698	779,608	37,059,334	7,056,275	44,115,609
Xstrata PLC	206,869	39,497	246,366	9,287,906	1,773,317	11,061,223

(Cost $50,621,666, $9,760,699 and $60,382,365, respectively)				102,949,803	19,506,887	122,456,690

Taiwan 0.5%
Hon Hai Precision Industry Co., Ltd.	1,476,323	282,278	1,758,601	8,324,834	1,591,737	9,916,571
(Cost $3,974,197, $762,561 and $4,736,758, respectively)

Turkey 0.4%
Turkiye Is Bankasi (Isbank) “C”	1,093,700	209,700	1,303,400	6,309,664	1,209,780	7,519,444
(Cost $5,274,752, $1,012,356 and $6,287,108, respectively)

United Kingdom 18.5%
AstraZeneca PLC	278,319	52,939	331,258	18,038,939	3,431,183	21,470,122
BHP Billiton PLC	1,824,249	344,186	2,168,435	34,769,367	6,560,031	41,329,398
BP PLC	1,311,432	251,470	1,562,902	14,907,290	2,858,506	17,765,796
GlaxoSmithKline PLC	1,442,026	275,031	1,717,057	40,855,884	7,792,255	48,648,139
Hammerson PLC	734,402	140,503	874,905	17,786,871	3,402,916	21,189,787
Imperial Tobacco Group PLC	682,130	130,310	812,440	23,508,467	4,490,916	27,999,383
Informa PLC	1,011,634	194,434	1,206,068	8,436,768	1,621,530	10,058,298
Kensington Group PLC	412,923	78,822	491,745	6,533,542	1,247,174	7,780,716
Ladbrokes PLC	1,754,759	337,234	2,091,993	12,771,549	2,454,466	15,226,015
Prudential PLC	1,276,626	244,187	1,520,813	14,329,337	2,740,848	17,070,185
Rolls-Royce Group PLC	2,161,753	418,294	2,580,047	17,956,434	3,474,527	21,430,961
Royal Bank of Scotland Group PLC	1,073,333	201,223	1,274,556	36,418,393	6,827,535	43,245,928
Standard Life PLC	2,928,534	561,862	3,490,396	14,665,086	2,813,611	17,478,697
Tesco PLC	1,840,114	352,377	2,192,491	13,217,599	2,531,135	15,748,734
Vodafone Group PLC	7,445,143	1,442,654	8,887,797	16,125,123	3,124,584	19,249,707
Whitbread PLC	972,728	187,324	1,160,052	22,669,995	4,365,695	27,035,690

(Cost $241,792,270, $48,078,725 and $289,870,995, respectively)				312,990,644	59,736,912	372,727,556

Total Common Stocks (Cost $1,152,695,261, $223,652,109 and $1,376,347,370, respectively)				1,607,410,466	305,553,841	1,912,964,307

Preferred Stocks 1.6%

Germany
Fresenius AG	88,518	16,904	105,422	15,216,655	2,905,876	18,122,531
Porsche AG	12,270	2,334	14,604	12,579,065	2,392,790	14,971,855

(Cost $25,197,771, $4,806,660 and $30,004,431, respectively)				27,795,720	5,298,666	33,094,386

Securities Lending Collateral 2.7%
Daily Assets Fund Institutional, 5.28%	53,954,696	—	53,954,696	53,954,696	—	53,954,696
(Cost $53,954,696, $0 and $53,954,696, respectively)

Cash Equivalents 2.2%
Cash Management QP Trust, 5.33%	36,674,485	6,514,544	43,189,029	36,674,485	6,514,544	43,189,029
Cost $36,674,485, $6,514,544 and $43,189,029, respectively)

Total Investment Portfolio (Cost $1,268,522,213, $234,973,313 and $1,503,495,526, respectively) 101.3%				1,725,835,367	317,367,051	2,043,202,418

Other Assets and Liabilities, Net (1.3%)				(35,340,187)	3,028,071	(32,312,116)

Net Assets 100.0%				1,690,495,180	320,395,122	2,010,890,302

PRO FORMA CAPITALIZATION

The following table sets forth the capitalization of DWS International Fund and DWS International Equity Fund as of August 31, 2006 as adjusted giving effect to the Reorganization discussed herein (1).

	Acquiring	Acquired	Pro Forma Adjustments	DWS International Fund Pro Forma Combined
	DWS International Fund	DWS International Equity Fund
Net Assets
Class A	$241,476,158	$7,874,034	—	$249,350,192
Class B	$28,389,213	$1,161,582	—	$29,550,795
Class C	$22,897,939	$1,168,219	—	$24,066,158
Class S	$1,389,658,614	$310,191,287	—	$1,699,849,901
Institutional	$8,073,256	$—		$8,073,256

Total Net assets	$1,690,495,180	$320,395,122	—	$2,010,890,302

Shares outstanding
Class A	4,235,990	518,507	(380,380)	4,374,117
Class B	505,341	77,694	(57,017)	526,018
Class C	407,264	79,579	(58,801)	428,042
Class S	24,236,553	10,473,837	(5,063,899)	29,646,491
Institutional	141,393	—	—	141,393

Net Asset Value per share
Class A	57.01	15.19	—	57.01
Class B	56.18	14.95	—	56.18
Class C	56.22	14.68	—	56.22
Class S	57.34	29.62	—	57.34
Institutional	57.10		—	57.10

1)	Assumes the Reorganization had been consummated on August 31, 2006, and is for information purposes only. No assurance can be given as to how many shares of the DWS International Fund will be received by the shareholders of the DWS International Equity Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the DWS International Fund that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF August 31, 2006

	Acquiring	Acquired	Pro Forma Adjustments	DWS International Fund Pro Forma Combined
	DWS International Fund	DWS International Equity Fund
Investments, at value	$1,725,835,367	$317,367,051	$—	$2,043,202,418
Cash	$88	$10,000	$—	$10,088
Other assets less liabilities	$(35,340,275)	$3,018,071	$—	$(32,322,204)

Net assets	$1,690,495,180	$320,395,122	$—	$2,010,890,302

Shares outstanding	29,526,541	11,149,617	(5,560,097)	35,116,061
Net asset value per share	$57.25	$28.74		$57.26

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED August 31, 2006

	DWS International Fund	DWS International Equity Fund	Pro Forma Adjustments		DWS International Fund Pro Forma Combined
Investment Income:
Interest and dividend income	$56,772,436	$10,369,570	—		$67,142,006

Total Investment Income	56,772,436	10,369,570			67,142,006
Expenses
Management Fees	10,835,832	1,950,069	$(1,721,995	)(2)	11,063,906
Services to Shareholders	3,580,412	—	543,835	(3)	4,124,247
Administration Fee	410,578	—	1,547,635	(3)	1,958,213
Administrative Services Fee	—	3,003,171	(3,003,171	)(3)	—
Custodian Fees	503,034	—	666,089	(3)	1,169,123
Fund Accounting	628,770	—	(628,770	)(3)	—
Distribution Service Fees	1,089,254	38,545	9,289	(3)	1,137,088
Auditing	75,800	90,744	(49,632	)(3)	116,912
Legal	109,597	61,920	3,851	(3)	175,368
Directors’ Fees	46,685	30,560	10,439	(3)	87,684
Reports to Shareholders	818,478	69,814	(683,695	)(3)	204,597
Registration Fees	81,215	47,945	(41,476	)(3)	87,684
Other Expenses	135,913	51,533	(65,662	)(3)	121,784

Total expenses before expense reductions	18,315,568	5,344,301	(3,413,261)		20,246,608
Expense reductions	(159,744)	(812,271)	972,015	(4)	—

Expenses, net	18,155,824	4,532,030	(2,441,246)		20,246,608

Net investment income (loss)	38,616,612	5,837,540	2,441,246		46,895,398

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investments and foreign currency related transactions	309,521,863	48,207,975	—		357,729,838

Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	(13,291,014)	(8,065,481)	—		(21,356,495)

Net increase in net assets from operations	$334,847,461	$45,980,034	$2,441,246		$383,268,741

Notes to Pro Forma Combining Financial Statements

August 31, 2006

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of August 31, 2006, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended August 31, 2006 for DWS International Fund and DWS International Equity Fund, as adjusted, giving effect to the Reorganization as if it had occurred as of August 31, 2006. These statements have been derived from the books and records utilized in calculating daily net asset value for each Fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. DWS International Equity Fund operates as one of two feeders in a master/feeder arrangement with DWS International Equity Portfolio (“Master”). For purposes of this pro forma presentation, the second feeder in the arrangement, which has been liquidated subsequent to August 31, 2006, has been omitted from the collapsing of the Master into DWS International Equity Fund as of August 31, 2006 and for the twelve month period then ended.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of DWS International Equity Fund in exchange for shares of DWS International Fund at net asset value. Following the acquisition, DWS International Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Securities Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair market value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The funds may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close o the foreign exchanges and the close of the New York Stock Exchange.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. After the acquisition, DWS International Fund intends to continue to qualify as a regulated investment company.

At August 31, 2006, DWS International Fund had a net tax basis capital loss carryforward of approximately $773,616,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($311,201,00) and August 31, 2011 ($462,415,000), the respective expiration dates, whichever occurs first.

At October 31, 2006, DWS International Equity Fund had a net tax basis capital loss carryforward of approximately $342,553,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($262,000), October 31, 2009 ($206,711,000), October 31, 2010 ($108,362,000) and October 31, 2011 ($27,218,000), the respective expiration dates, whichever occurs first. Some of DWS International Equity Fund’s capital loss carryforward may be subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code as a result of the merger.

2.	Represents reduction in management fees resulting from the use of DWS International Fund’s lower investment management fee agreement, applied to the pro forma combined average daily net assets.

3.	Represents estimated increase (decrease) in expenses resulting from the merger.

4.	Decrease in expense reimbursement resulting from lower estimated expenses resulting from the merger.

Pro Forma Combined Condensed Statement of Assets and Liabilities

As of August 31, 2006

	Acquiring	Acquired	Pro Forma Adjustments	DWS International Fund Pro Forma Combined
	DWS International Fund	DWS International Equity Fund
Investments, at Value	$1,725,835,367	$317,367,051	$—	$2,043,202,418
Cash	$88	$10,000	$—	$10,088
Other Assets less Liabilities	$(35,340,275)	$3,018,071	$—	$(32,322,204)

Total Net Assets	$1,690,495,180	$320,395,122		$2,010,890,302

Net Assets
Class A	$241,476,158	$7,874,034	$—	$249,350,192
Class B	$28,389,213	$1,161,582	$—	$29,550,795
Class C	$22,897,939	$1,168,219	$—	$24,066,158
Class S	$1,389,658,614	$310,191,287	$—	$1,699,849,901
Institutional	$8,073,256		$—	$8,073,256

	$1,690,495,180	$320,395,122	$—	$2,010,890,302

Shares Outstanding
Class A	4,235,990	518,507	(380,380)	4,374,117
Class B	505,341	77,694	(57,017)	526,018
Class C	407,264	79,579	(58,801)	428,042
Class S	24,236,553	10,473,837	(5,063,899)	29,646,491
Institutional	141,393		0	141,393

Net Asset Value Per Share
Class A	57.01	15.19	0.00	57.01
Class B	56.18	14.95	0.00	56.18
Class C	56.22	14.68	0.00	56.22
Class S	57.34	29.62	0.00	57.34
Institutional	57.10			57.10